                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                          Nextel Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

LOGO                                                          NEXTEL COMMUNICATIONS, INC.
                                                              201 Route 17 North, Rutherford, NJ 07070
                                                              201 438-1400 FAX 201 438-5540

                                                     May 20, 1996

To Our Stockholders:

     On behalf of the Board of Directors of Nextel Communications, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Hyatt Regency O'Hare, 9300 West Bryn Mawr, Rosemont, Illinois 60018 on Tuesday, June 18, 1996 at 10:00 a.m., local time. A Notice of Annual Meeting, form of proxy and a proxy statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.

     We urge you to attend the Annual Meeting. Your participation in the affairs of the Company is important. The Annual Meeting is an excellent opportunity for the Company's management to discuss the Company's progress with you in person.

     Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you intend to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your form of proxy, by following the procedures set forth in the proxy statement.

     We look forward to seeing you on June 18.

                                               Sincerely,

                                               /s/ Daniel F. Akerson
                                               ------------------------
                                               Daniel F. Akerson
                                               Chairman of the Board and
                                               Chief Executive Officer

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 18, 1996

     Notice is hereby given that the Annual Meeting of Stockholders of Nextel Communications, Inc. (the "Company") will be held on June 18, 1996 at 10:00 a.m. local time at:

                       Hyatt Regency O'Hare
                       9300 West Bryn Mawr
                       Rosemont, Illinois 60018

     The purpose of the meeting is:

        (1) To elect three directors of the Company to hold office for a three-year term ending on the date of the third succeeding Annual Meeting of Stockholders of the Company and until their respective successors shall have been duly elected and qualified;

        (2) To consider and vote upon a proposal to approve the adoption of the Company's Associate Stock Purchase Plan;

        (3) To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Incentive Equity Plan to increase the aggregate number of shares of the Company's Class A Common Stock that may be issued or transferred upon exercise, payment or vesting of stock options and other equity incentive awards granted under such plan from 14,000,000 to 24,000,000;

        (4) To ratify the appointment of Deloitte & Touche LLP as the firm of independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for fiscal year 1996; and

        (5) To consider and take action upon any other business that may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on May 10, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Daniel F. Akerson
                                          ---------------------
                                          DANIEL F. AKERSON
                                          Chairman of the Board

Rutherford, New Jersey
May 20, 1996

                          NEXTEL COMMUNICATIONS, INC.
                               201 ROUTE 17 NORTH
                          RUTHERFORD, NEW JERSEY 07070
                                 (201) 438-1400

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1996

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to stockholders of Nextel Communications, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders of the Company to be held at Hyatt Regency O'Hare, 9300 West Bryn Mawr, Rosemont, Illinois 60018 on Tuesday, June 18, 1996 at 10:00 a.m. local time, and any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon the election of directors, a proposal to approve the adoption of the Company's Associate Stock Purchase Plan (the "Stock Purchase Plan") and a proposal to approve an amendment to the Company's Amended and Restated Incentive Equity Plan (the "Incentive Equity Plan"). Stockholders will also be asked to consider and ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 1996.

SOLICITATION, USE AND REVOCATION OF PROXIES

     The accompanying proxy is solicited by the Company's Board of Directors (the "Board of Directors") for use at the Annual Meeting. A proxy may be revoked at any time prior to its use by: (1) delivering to the General Counsel of the Company a signed notice of revocation or a later dated proxy, (2) attending the Annual Meeting and voting in person or (3) giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy. Prior to the Annual Meeting, any written notice of revocation should be sent to Nextel Communications, Inc., 201 Route 17 North, Rutherford, New Jersey 07070, Attention: General Counsel, or hand delivered to the General Counsel of the Company, at such address, at or before the taking of the vote or at the Annual Meeting. A stockholder may be requested to present such documents as shall be reasonably requested for the purpose of establishing such stockholder's identity. This Proxy Statement, the accompanying proxy card and the 1995 Annual Report to Stockholders are being mailed or otherwise distributed to stockholders on or about May 20, 1996.

     The shares represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. It is intended that the shares represented by proxies on which no instructions have been indicated will be voted "FOR" the election of the nominees for director named herein or such substitute nominees as the Board of Directors may designate, "FOR" the proposal to approve the adoption of the Stock Purchase Plan, "FOR" the proposal to approve the amendment to the Incentive Equity Plan and "FOR" ratification of Deloitte & Touche LLP as the firm of independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for fiscal year 1996, and at the discretion of the persons named as proxies on all other matters that may properly come before the Annual Meeting.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

     The Board of Directors has fixed the close of business on May 10, 1996 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof (the "Record Date"). Only holders of record of the Company's Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), and the Company's Class A Convertible Redeemable Preferred Stock, par value $0.01 per share (the "Class A Preferred Stock"), on the Record Date are entitled to vote at the Annual Meeting. Each holder of record of Class A Common Stock at the close of business on the Record Date is entitled to one vote per share on each matter to be voted upon by the stockholders at the Annual Meeting other than the election of the director nominated by the holder of the Class A Preferred Stock (the "Class A Preferred Director"). The holder of record of the Class A Preferred Stock at the close of business on the Record Date is entitled to one vote per share of Class A Common Stock into which its shares of Class A Preferred Stock are convertible on the Record Date. The holder of Class A Preferred Stock, in its capacity as such, is entitled to vote together with the holders of Class A Common Stock on each matter to be voted upon at the Annual Meeting other than the election of directors. The holder of the Class A Preferred Stock is entitled, in its capacity as such, to vote as a separate class on the election of the Class A Preferred Director. As of the Record Date, there were 206,920,514 shares of Class A Common Stock (excluding treasury shares) issued and outstanding and 8,163,265 shares of Class A Preferred Stock (convertible into 24,489,795 shares of Class A Common Stock) issued and outstanding.

QUORUM, VOTING REQUIREMENTS AND EFFECT OF ABSTENTIONS AND NON-VOTES

     At the Annual Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The holders of a majority of the total number of outstanding shares of stock that are entitled to vote at the meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the Annual Meeting. The inspectors will treat properly executed proxies marked "ABSTAIN" or required to be treated as "non-votes" as present for purposes of determining whether there is a quorum at the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The three nominees for director who receive a plurality of the votes cast by the Class A Common Stock, voting as a separate class, and the nominee for Class A Preferred Director who receives a plurality of the votes cast by the Class A Preferred Stock, voting as a separate class, in each case in person or by proxy at the Annual Meeting, will be elected. The approval of the adoption of the Stock Purchase Plan and the approval of the amendment to the Incentive Equity Plan will require for their approval the favorable vote of a majority of the votes of the Class A Common Stock and the Class A Preferred Stock, voting as a single class, present in person or by proxy and entitled to vote at the Annual Meeting. All other matters will require the approval of a majority of the votes casts by the Class A Common Stock and the Class A Preferred Stock, voting as a single class, in person or by proxy at the Annual Meeting. Abstentions and non-votes will have the same effect as a vote against the proposal to adopt the Stock Purchase Plan and the proposal to amend the Incentive Equity Plan, but will have no effect on the election of directors or the proposal to ratify the appointment of the independent auditors.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     Pursuant to the Company's By-Laws, the Board of Directors is divided into three classes of directors, with each class having a number of directors as nearly equal as possible and with the terms of each class expiring in a different year. Pursuant to the terms of the Class A Preferred Stock, the holder of the Class A Preferred Stock is entitled to elect three Class A Preferred Directors or such greater number as is necessary to cause the total number of Class A Preferred Directors to equal 25% of the total number of members of the Board of Directors. In electing such directors, the holders of the Class A Preferred Stock vote separately as a class. The Class A Preferred Directors are to be allocated as equally as possible among the Company's three classes of directors. Accordingly, one Class A Preferred Director has been allocated to each of the Company's classes of directors. The holders of the Class A Common Stock are not entitled to vote for the Class A

Preferred Directors and the holder of Class A Preferred Stock, in its capacity as such, is not entitled to vote in the election of members of the Board of Directors other than the Class A Preferred Directors.

     Digital Radio L.L.C., ("Digital Radio" or the "McCaw Investor"), in its capacity as the sole holder of the Class A Preferred Stock, has informed the Company that it intends to vote all of its Class A Preferred Stock to elect the Class A Preferred Director-nominee named in the following table. It is intended that valid proxies received will be voted, unless contrary instructions are given, to elect the other three nominees named in the following table. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that the Company does not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number or for substitute nominees designated by the Board of Directors, to the extent consistent with the Company's Amended and Restated Certificate of Incorporation and its By-Laws.

     The McCaw Investor is also a holder of shares of Class A Common Stock as of the Record Date. Pursuant to the McCaw Securities Purchase Agreement (as defined below), the McCaw Investor agreed not to vote its shares of Class A Common Stock for the election of any nominees for director other than those endorsed by at least 80% of the members of the then-current Board of Directors (excluding any such members who are representatives of the McCaw Investor). The McCaw Investor agreed to cast its votes for such nominees in the same proportions as the votes cast by the Company's other stockholders. The McCaw Investor has informed the Company that it intends to cast its votes, in its capacity as a holder of Class A Common Stock, for the election of the nominees named for director named herein or such substitute nominees as the Board of Directors may designate (subject to the endorsement requirement described above) in the same proportions as the votes cast by the Company's other stockholders.

     Of the three nominees for director to be elected by the holders of Class A Common Stock, two are currently members of the Board of Directors and one is currently an executive officer of the Company and, if elected, each will hold office until the 1999 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified. The nominee for Class A Preferred Director is currently a member of the Board of Directors and, if elected, will hold office until the 1999 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The incumbent directors who are not standing for election at the Annual Meeting are to serve until the end of their respective terms as specified in the following table and until their respective successors are elected and qualified.

                                      DIRECTOR       POSITIONS WITH THE
           NAME               AGE      SINCE              COMPANY                   COMMITTEES
--------------------------    ---     --------     ----------------------     -----------------------
NOMINEES FOR DIRECTORS TO
HOLD OFFICE UNTIL 1999
--------------------------
Daniel F. Akerson             47        1996       Chairman of the Board      Operations
                                                   of Directors and Chief
                                                   Executive Officer

Robert Cooper                 53        1988       Director                   Compensation

Timothy M. Donahue            47        --         President and Chief
                                                   Operating Officer

Dennis M. Weibling*           45        1995       Director                   Audit, Compensation,
                                                                              Nominating, Operations
                                                                              and Interested Party
DIRECTORS HOLDING OFFICE
UNTIL 1998
--------------------------
Keith Bane                    54         1995      Director                   Interested Party
Craig O. McCaw*               45         1995      Director                   Operations
Masaaki Torimoto              53         1995      Director                   Compensation

                                      DIRECTOR       POSITIONS WITH THE
           NAME               AGE      SINCE              COMPANY                   COMMITTEES
--------------------------    ---     --------     ----------------------     -----------------------
DIRECTORS HOLDING OFFICE
UNTIL 1997
--------------------------
Scot B. Jarvis*               35        1995       Director                   Nominating, Operations
                                                                              and Transaction

Brian D. McAuley              55        1987       Vice Chairman of the       Audit and Transaction
                                                   Board of Directors

Keisuke Nakasaki              54        1995       Director                   Audit

Morgan E. O'Brien             51        1987       Vice Chairman of the       Nominating, Operations,
                                                   Board of Directors         Transaction and
                                                                              Interested Party

---------------

* Class A Preferred Directors.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" INCUMBENT DIRECTORS ROBERT COOPER AND DANIEL F. AKERSON AND DIRECTOR-NOMINEE TIMOTHY M. DONAHUE.

INFORMATION CONCERNING NOMINEES FOR ELECTION AND INCUMBENT DIRECTORS

     Based upon information received from the respective directors and the director-nominee, set forth below is information with respect to the individuals who are nominees for election to the Board of Directors and the incumbent directors of the Company who are not standing for election at the Annual Meeting.

NOMINEES FOR ELECTION AS DIRECTORS TO HOLD OFFICE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS

     DANIEL F. AKERSON. Mr. Akerson has served as Chairman of the Board of Directors and Chief Executive Officer since joining the Company on March 6, 1996. From 1993 until March 5, 1996, Mr. Akerson served as a general partner of Forstmann Little & Co., a private investment firm ("Forstmann Little"). While serving as a general partner of Forstmann Little, Mr. Akerson also held the positions of Chairman of the Board and Chief Executive Officer of General Instrument Corporation, a technology company acquired by Forstmann Little ("General Instrument"). From 1983 to 1993, Mr. Akerson held various senior management positions with MCI Communications Corporation, including president and chief operating officer. Mr. Akerson currently serves as a director of General Instrument and American Express Company.

     ROBERT COOPER. Mr. Cooper has served as a director of the Company since November 1988. Mr. Cooper has been President of Touch Tel Corp., a communications company, for more than five years.

     TIMOTHY M. DONAHUE. Mr. Donahue has served as President of the Company since joining the Company on February 1, 1996. On February 29, 1996, Mr. Donahue was elected by the Board of Directors to the additional position of Chief Operating Officer of the Company. From 1986 to January 1996, Mr. Donahue held various senior management positions with AT&T Wireless Services (formerly known as McCaw Cellular Communications, Inc., "McCaw Cellular"), most recently regional president for the Northeast.

     DENNIS M. WEIBLING. Mr. Weibling has served as a director of the Company since July 31, 1995. From October 1995 to March 1996, Mr. Weibling served as the Company's acting Chief Executive Officer. Since 1993, Mr. Weibling has been President of Eagle River, Inc., a company formed to make strategic investments in telecommunications ventures ("Eagle River"). From 1981 to 1993, Mr. Weibling was a shareholder of Clark, Nuber and Co., P.S., a public accounting firm in Bellevue, Washington.

DIRECTORS HOLDING OFFICE UNTIL THE 1998 ANNUAL MEETING OF STOCKHOLDERS

     KEITH BANE. Mr. Bane has served as a director of the Company since July 31, 1995. Since August 1994, Mr. Bane has been Executive Vice President and Chief Corporate Staff Officer of Motorola, Inc. ("Motorola"). From 1973 to August 1984, Mr. Bane held various senior management positions with Motorola. Prior to joining Motorola, Mr. Bane was a partner at the law firm of Kirkland & Ellis.

     CRAIG O. MCCAW. Mr. McCaw has served as a director of the Company since July 31, 1995. Since 1994, Mr. McCaw has been Chairman of the Board and Chief Executive Officer of Eagle River, and since 1995, Chairman of the Board of Digital Radio, a company formed for the purpose of making an equity investment in the Company. From March 1990 to November 1994, Mr. McCaw served as Chairman of the Board and Chief Executive Officer of LIN Broadcasting Company. From 1974 to September 1994, Mr. McCaw served as Chairman of the Board and Chief Executive Officer of McCaw Cellular, which was sold to AT&T in August 1994. Mr. McCaw currently serves as Chairman of the Board of LIN Television Company, an owner and operator of television stations, and is an appointee to the President's National Security Telecommunications Advisory Committee.

     MASAAKI TORIMOTO. Mr. Torimoto has served as a director of the Company since February 28, 1995. Mr. Torimoto is employed by Matsushita Electric Corp. of America ("Matsushita Electric") and has served as the Chief Liaison between Matsushita Communication Industrial Co. Ltd. ("Matsushita") and the Company since January 1995. From June 1994 to December 1994, Mr. Torimoto served as Director of Marketing and Product Planning for the Company. From June 1992 to May 1994, Mr. Torimoto was a Corporate Vice President and General Manager, Marketing at Matsushita Communication Industrial Corp. of America ("Matsushita America"), a subsidiary of Matsushita. From January 1990 to May 1992, Mr. Torimoto was General Manager, Marketing at Matsushita America. Prior thereto, Mr. Torimoto was a General Manager, Auto Products Division at Panasonic Company, a division of Matsushita Electric.

DIRECTORS HOLDING OFFICE UNTIL THE 1997 ANNUAL MEETING OF STOCKHOLDERS

     SCOT B. JARVIS. Mr. Jarvis has served as a director of the Company since April 4, 1995. Since October 1994, Mr. Jarvis has been Vice President of Eagle River. From October 1994 to April 1995, Mr. Jarvis was also Vice President of NextLink, Inc., a company formed to make strategic investments in companies operating in the fiber optics market. From September 1993 to October 1994, Mr. Jarvis served as Vice President of McCaw Development Co. From December 1990 to September 1993, Mr. Jarvis was Vice President General Manager in California of McCaw Cellular. Prior to December 1990, Mr. Jarvis served as Vice President Acquisitions and Development of McCaw Cellular.

     BRIAN D. MCAULEY. Mr. McAuley has served as a director of the Company since co-founding the Company in 1987. Since October 2, 1995, Mr. McAuley has served as Vice Chairman of the Board of Directors. From 1987 to October 1, 1995, Mr. McAuley served as President of the Company, and from 1987 to September 1, 1994, Mr. McAuley also served as the Company's Chief Executive Officer. Mr. McAuley is also a Certified Public Accountant with extensive experience in accounting, strategic planning, investment banking, acquisitions and divestitures. From September 1986 to April 1987, Mr. McAuley served as a financial consultant, including a senior consultant to Reinheimer Nordberg, Inc., an investment banking firm. Previously, Mr. McAuley held a variety of positions at various firms, including Senior Vice President, Chief Financial Officer and director of Millicom Incorporated, an international telecommunications firm. Mr. McAuley currently serves as a director of Clearnet Communications, Inc., a Canadian wireless communications company in which the Company holds a minority equity interest, and Corporacion Mobilcom S.A. de C.V., a Mexican SMR provider in which the Company holds a minority equity interest.

     KEISUKE NAKASAKI. Mr. Nakasaki has served as a director of the Company since July 31, 1995. Since July 1995, Mr. Nakasaki has been President and Chief Executive Officer of NTT America, Inc. ("NTT America"), a subsidiary of Nippon Telegraph and Telephone Corporation ("NTT") of Japan. From December 1992 to July 1995, Mr. Nakasaki served as a director of Thai Telephone and Telecommunications Public Co., Ltd. From July 1991 to

December 1992, Mr. Nakasaki served as Vice President, Integrated Communications Systems of NTT. Prior to July 1991, Mr. Nakasaki held various management positions with NTT.

     MORGAN E. O'BRIEN. Mr. O'Brien has served as a director of the Company since co-founding the Company in 1987. Since March 6, 1996, Mr. O'Brien has served as Vice Chairman of the Board of Directors. From 1987 to March 5, 1996, Mr. O'Brien served as Chairman of the Board of Directors and from 1987 to October 16, 1994, Mr. O'Brien also served as General Counsel of the Company. Mr. O'Brien was with the firm of Jones, Day, Reavis & Pogue, an international law firm, from January 1986 to January 1990, during which time he served as the partner-in-charge of the firm's telecommunications section until co-founding the Company in 1987. Mr. O'Brien also served as a consultant to Jones, Day, Reavis & Pogue from January 1990 to October 1991. From June 1979 until April 1987, Mr. O'Brien was in private legal practice and represented major specialized mobile radio ("SMR") operators in proceedings before the Federal Communications Commission ("FCC"). From October 1970 to June 1979, Mr. O'Brien served in a variety of legal and managerial positions with the FCC in the areas of private radio and radio common carrier administration. Mr. O'Brien currently serves as a director of Cellular Telecommunications Industry Association, a leading wireless communications trade association, and American Mobile Telecommunications Association, a leading SMR trade association.

INFORMATION REGARDING CERTAIN DIRECTORSHIPS

     In connection with a number of the Company's transactions, the Company granted parties to certain of such transactions the right to nominate persons for election to the Company's Board of Directors. Additionally, the Company has agreed to limit the size of the Board of Directors to a maximum of sixteen members.

     Mr. Torimoto's directorship is connected with Matsushita's $45,000,000 investment in 3,000,000 shares of Class A Common Stock made pursuant to the Stock Purchase Agreement dated as of December 9, 1991 between the Company and Matsushita and certain related agreements (collectively, the "Matsushita Stock Purchase Agreement"). The Matsushita Stock Purchase Agreement provides, among other matters, that Matsushita is entitled, subject to certain conditions, to nominate one person for election to the Board of Directors for as long as Matsushita or its affiliates continue to own at least 1,500,000 shares of Class A Common Stock.

     Mr. Nakasaki's directorship is connected with NTT's investment in the Company. On January 20, 1994, the Company and NTT entered into a Stock Purchase Agreement (the "NTT Stock Purchase Agreement"), and NTT America and the Company entered into a Technical Services Agreement (the "Technical Services Agreement"). Under the terms of the NTT Stock Purchase Agreement, NTT purchased 1,532,959 shares of Class A Common Stock for $48.925 per share or $75 million on April 4, 1994. Pursuant to the NTT Stock Purchase Agreement, NTT is entitled to nominate one person to serve on the Board of Directors. NTT nominated Mr. Nakasaki as its designee to the Company's Board of Directors following the resignation of NTT's previous representative, Dr. Koichiro Hayashi, from the Company's Board of Directors on July 31, 1995.

     The directorships of Messrs. Jarvis, McCaw and Weibling (collectively, the "Class A Preferred Directors") are connected with the McCaw Investor's investment in the Company. Pursuant to the terms of the Class A Preferred Stock, the McCaw Investor, as the sole holder of the Class A Preferred Stock, is entitled to elect three Class A Preferred Directors or such greater number as is necessary to cause the total number of Class A Preferred Directors to equal 25% of the total number of members of the Board of Directors. In electing such directors, the holders of the Class A Preferred Stock vote separately as a class. The Class A Preferred Directors are to be allocated as equally as possible among the Company's three classes of directors. Accordingly, one Class A Preferred Director has been allocated to each of the Company's classes of directors. The McCaw Investor is entitled to elect the Class A Preferred Directors unless, as a result of a sale, transfer or other disposition, it holds equity securities of the Company having less than 5% of the aggregate voting power required to elect the Board of Directors. The McCaw Investor has also agreed not to vote its shares of Class A Common Stock for the election of any nominees for director other than those endorsed by at least 80% of the members of the then-current

Board of Directors (excluding any such members who are representatives of the McCaw Investor). The McCaw Investor agreed to cast its votes for such nominees in the same proportions as the votes cast by the Company's other stockholders.

     Mr. Bane's directorship is connected with Motorola's investment in the Company. Pursuant to the terms of the Contribution and Merger Agreement, dated as August 4, 1994, as amended, by and among the Company, Motorola, ESMR, Inc. and ESMR Sub, Inc. (the "Motorola Agreement"), and subject to certain conditions, as long as Motorola owns 5% or more of the outstanding shares of Class A Common Stock, Motorola is entitled to nominate two persons for election as members of the Board of Directors. Motorola has elected currently to exercise such right only with respect to one nominee.

     Pursuant to the terms of the Stock Purchase Agreement dated as of September 14, 1992 among Comcast Corporation ("Comcast"), Comcast FCI, Inc. and the Company, as amended, and subject to certain conditions, Comcast is entitled to nominate one person for election to the Board of Directors in connection with its initial investment in the Company. Comcast is entitled to nominate additional nominees such that the number of director-nominees designated by Comcast represents a percentage of the entire Board of Directors at least equal to its percentage ownership in the Company. Although Comcast's nominees to the Board of Directors resigned in May 1995 and Comcast has not nominated any replacements to serve on the Board of Directors, Comcast's contractual rights to representation on the Board of Directors remain in effect.

     In connection with Mr. Akerson's employment by the Company, Mr. Akerson is entitled to be nominated for election as a member of the Board of Directors and to hold the position of Chairman of the Board of Directors.

COMPENSATION OF DIRECTORS

     Directors are reimbursed for direct expenses relating to their activities as members of the Board of Directors, but are not otherwise compensated for the performance of their duties as directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 BY COMPANY OFFICERS, DIRECTORS AND 10% STOCKHOLDERS

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of Class A Common Stock and other equity securities of the Company. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

     Reports received by the Company indicate that on one occasion Wayland R. Hicks, who served as a director and executive officer of the Company until October 2, 1995, failed to file a Form 4 on a timely basis. The six transactions reported on the Form 4 were in connection with an amendment to employee stock options granted previously to Mr. Hicks. The employee stock options were amended in connection with the termination of Mr. Hicks employment with the Company. Additionally, reports received by the Company indicate that on one occasion Justin Jaschke, a former executive officer of the Company, failed to file a Form 4, reporting one transaction, on a timely basis and Thomas D. Hickey failed to file a Form 4, reporting two transactions, on a timely basis.

     Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during the fiscal year ended December 31, 1995, and written representations of certain of its directors and executive officers that no Forms 5 were required to be filed, all other directors and executive officers have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

     During fiscal year 1995, the Board of Directors held twelve regularly scheduled and special meetings. During fiscal year 1995, all directors, except for Mr. McCaw, attended at least seventy-five percent (75%) of the meetings of the Company's Board of Directors and committees thereof of which they were a member. In addition to attending meetings, directors discharge their responsibilities by review of Company reports to directors, visits to Company facilities, correspondence and telephone conferences with the Company's executive officers and others regarding matters of interest and concern to the Company.

     The Board of Directors has standing Audit, Compensation, Transaction, Nominating, Operations and Interested Party committees. The McCaw Securities Purchase Agreement (as defined below) provides that each committee of the Board of Directors shall include at least one Class A Preferred Director as a member. All committees report their activities, actions and recommendations to the Board of Directors as appropriate.

AUDIT COMMITTEE

     Messrs. McAuley (Chairman), Nakasaki and Weibling currently are members of the Audit Committee. The Audit Committee reviews with the Company's management, the internal auditors and the independent auditors, the Company's policies and procedures with respect to internal control; reviews significant accounting matters; approves the audited financial statements prior to public distribution; approves any significant changes in the Company's accounting principles or financial reporting practices; reviews independent auditor services; and recommends to the Board of Directors the firm of independent auditors to audit the Company's consolidated financial statements. The Audit Committee held one meeting during fiscal year 1995. The Audit Committee did not meet during the period that Mr. Weibling served as acting Chief Executive Officer of the Company.

COMPENSATION COMMITTEE

     Messrs. Cooper (Chairman), Torimoto and Weibling currently are members of the Compensation Committee. During the period that Mr. Weibling served as acting Chief Executive Officer of the Company, Mr. Jarvis replaced Mr. Weibling on the Compensation Committee. The Compensation Committee is (and is expected to continue to be) composed entirely of directors who are not employees of the Company or its subsidiaries. The Compensation Committee recommends to the Board of Directors the compensation of the Chairman of the Board of Directors, the Vice Chairmen of the Board of Directors, the Chief Executive Officer and the President; administers the Company's compensation plans for the same executives; and reviews various matters relating to organization and compensation. The Compensation Committee administers, and makes all ongoing determinations concerning matters relevant to, the Incentive Equity Plan and, if approved by the stockholders, also will administer the Stock Purchase Plan. The Compensation Committee held eight meetings during fiscal year 1995.

TRANSACTION COMMITTEE

     Messrs. McAuley (Chairman), Jarvis and O'Brien currently are members of the Transaction Committee. The Transaction Committee has the authority (when the Company's full Board of Directors has not acted on such matters) to set various procedural details regarding annual and special meetings and the selection of the record date for determining stockholders entitled to vote at annual or special meetings. The Transaction Committee held one meeting during fiscal year 1995.

NOMINATING COMMITTEE

     The Nominating Committee was formed to recommend new members for nomination to the Board of Directors. Messrs. O'Brien (Chairman), Jarvis and Weibling currently are members of the Nominating Committee. On July 27, 1995, the Company's By-Laws were amended to provide that as long as there is an Operations Committee, there shall be a Nominating Committee composed of least three members. All nominees proposed by the Nominating Committee to serve on the committees of the Board of Directors or to stand for election to the Board of Directors (other than nominees of the McCaw Investor), shall be presented by the Nominating Committee to the Operations Committee for its endorsement prior to the submission of the nominations to the Board of Directors, except that any nomination or appointment made to meet or satisfy contractual obligations of the Company that were in existence on April 4, 1995 need not be presented to the Operations Committee and need only be approved by a vote of a majority of a quorum of the Board of Directors. Nominees who receive the endorsement of the Operations Committee will be appointed to the designated committee or stand for election if approved by a majority of a quorum of the Board of Directors. Nominees who do not receive the endorsement of the Operations Committee will be appointed to the designated committee or stand for election only if approved by the lesser of a defined required vote or a majority of all of the members of the Board of Directors. The Nominating Committee did not meet during fiscal year 1995 because, other than nominees of the McCaw Investor, all nominees proposed for election to the Board of Directors during fiscal year 1995 (subsequent to April 4, 1995) were elected by action of the full Board of Directors. The full Board of Directors also acted to fill all vacancies on the committees of the Board of Directors during such period. The Nominating Committee has not yet instituted a formal procedure for considering director candidates recommended by stockholders for election to the Board of Directors.

OPERATIONS COMMITTEE

     The Operations Committee was formed on July 31, 1995 in connection with the McCaw Investor's investment in the Company. Messrs. McCaw (Chairman), Akerson, Jarvis, O'Brien and Weibling currently are members of the Operations Committee. The Company's By-Laws provide that the Operations Committee shall be comprised of five members, three of whom shall be Class A Preferred Directors. Also, in connection with Mr. Akerson's employment by the Company, Mr. Akerson is entitled to serve as a member of the Operations Committee. The Operations Committee has the authority to formulate key aspects of the Company's business strategy, including decisions relating to the technology used by the Company to provide wireless communications services (subject to existing equipment purchase agreements); actions with respect to acquisitions relating to wireless communications services; creation and approval of operating and capital expenditure budgets, marketing and strategic plans and financing plans; nomination, supervision and oversight of certain executive officers of the Company; and endorsement of nominees proposed by the Nominating Committee to serve on the committees of the Board of Directors or to stand for election to the Board of Directors. The Operations Committee held two meetings during fiscal year 1995.

     The Board of Directors retains the power and authority to override actions taken or proposed by the Operations Committee, and in certain circumstances, to terminate the Operations Committee. The Board of Directors may override actions taken or proposed to be taken by the Operations Committee by majority vote, which would give rise to a $25,000,000 liquidated damages payment to the McCaw Investor, the commencement of accrual of a 12% dividend payable on all outstanding shares of Class A Preferred Stock, and the immediate vesting of an option entitling Eagle River to purchase up to 1,000,000 shares of Class A Common Stock at an exercise price of $12.25 per share. See "Certain Relationships and Related Transactions." The Board of Directors, by a defined super-majority vote, may override actions taken or proposed by the Operations Committee, and in certain circumstances, terminate the Operations Committee without triggering the obligations described above.

INTERESTED PARTY COMMITTEE

     The Interested Party Committee was formed on July 31, 1995. Messrs. Bane (Chairman), O'Brien and Weibling currently are members of the Interested Party Committee. Pursuant to the Motorola Agreement as long as Motorola has the right to nominate persons for election to the Board of Directors, the Motorola nominees shall serve as members of the Interested Party Committee. The Interested Party Committee has the authority to review certain significant proposed transactions between the Company and affiliated persons or entities (other than subsidiaries or other affiliated entities controlled by the Company). The Interested Party Committee did not meet during fiscal year 1995.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for (i) recommending to the Board of Directors the cash and equity compensation of the Chairman of the Board of Directors, the Vice Chairmen of the Board of Directors, the Chief Executive Officer and the President, (ii) reviewing and approving the cash and equity compensation recommended by the Chairman of the Board of Directors, the Vice Chairmen of the Board of Directors and the Chief Executive Officer for the other executive officers of the Company and (iii) determining equity compensation for all employees. During fiscal year 1995, the Compensation Committee recommended the cash and equity compensation for Mr. Hicks, the Company's Chief Executive Officer and Vice Chairman of the Board of Directors until October 1995, Mr. O'Brien, the Chairman of the Board of Directors during fiscal year 1995, and Mr. McAuley, the Company's President until October 1995. Mr. Weibling, the Company's acting Chief Executive Officer from October 1995 to March 1996, did not receive any cash or equity compensation from the Company.

     The Compensation Committee believes that the compensation levels of the Company's executive officers, who provide leadership and strategic direction for the Company, should consist of (i) base salaries that are commensurate with executives of other comparable telecommunications companies and (ii) cash bonus opportunities based on achievement of objectives set by the Compensation Committee. The Compensation Committee also believes that it is important to provide the Company's executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in the performance of the Company's Class A Common Stock, thereby aligning management's interest with those of the Company's stockholders.

     The Compensation Committee considers the following factors (ranked in order of importance) when determining compensation of executive officers: (i) the Company's performance measured by attainment of specific strategic objectives, stock price performance, and operating cash flow results, (ii) the individual performance of each executive officer, (iii) comparative industry compensation levels, (iv) historical cash and equity compensation levels, and (v) recommendations of professional compensation consultants. The comparative industry compensation data was based on public telecommunications companies, two-thirds of which are included in the Nasdaq Telecommunications Index, which was chosen as the peer group for the Stockholder Return Performance Graph included herein, and the remainder of which are listed on either the New York Stock Exchange or the American Stock Exchange.

     For fiscal years beginning after January 1, 1994, Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to the Company's chief executive officer and its four other most highly compensated executive officers, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The Incentive Equity Plan does not meet those requirements, and the Compensation Committee has determined that meeting such requirements may not necessarily be in the best interest of the Company. Accordingly, the Compensation Committee has decided not to recommend any amendment to the Incentive Equity Plan to satisfy those requirements at this time. In any event, the Company does not anticipate having taxable income against which a deduction could be taken in the near future.

CASH COMPENSATION

     The salaries of certain executive officers were set initially by their respective employment agreements. Each of the employment agreements provide that the Company may increase the executive officer's base salary throughout the term or any renewal term of such employment agreement and each agreement is consistent with the Company's compensation policy as set forth herein.

     The Compensation Committee engaged a compensation consultant in 1993 to review and make recommendations with respect to the compensation of executive officers. The Compensation Committee continues to engage and confer with the consultant from time to time, and the Compensation Committee considers the consultant's recommendations and advice in structuring the compensation of the Company's executive officers.

     As stated above, the compensation of executive officers is also based in part upon individual performance and comparative industry compensation levels. Early in each fiscal year, a performance plan is established. Each such annual plan sets forth overall goals to be achieved by the Company, as well as specific performance goals to be achieved by each of its executive officers according to his or her duties and responsibilities, for the relevant fiscal year. For fiscal year 1995, the overall goals were (i) the completion of the Company's previously announced merger and acquisition transactions, (ii) the meeting of targets relating to the acquisition and construction of antenna sites for the Company's advanced mobile communications systems employing digital technology ("Digital Mobile networks"), (iii) the continuation, with Motorola, the Company's equipment supplier and the developer of the proprietary technology currently deployed by the Company in its Digital Mobile networks, of system development and technology optimization activities with respect to the Digital Mobile networks, (iv) the facilitation of the development of nationwide compatible Digital Mobile networks and the achievement of a North American footprint, (v) the continuation of the integration of acquired companies, (vi) the enhancement of strategic relationships, (vii) the meeting of targets for development, implementation, subscribers, budgets and cash flow, (viii) the strengthening of operations by hiring senior operations executives for key positions and (ix) the achievement of appreciation in the Company's stock price.

     The Compensation Committee determined that most, but not all, of the overall goals for fiscal year 1995 were met. Accordingly, Messrs. O'Brien and McAuley each received a bonus in the amount of $262,500. Neither Mr. McAuley nor Mr. O'Brien, however, received a salary increase in fiscal year 1995. Most of the other executive officers of the Company received salary increases and bonuses based on their achievement of overall and specific performance goals during fiscal year 1995. Pursuant to the terms of his employment agreement with the Company, Mr. Hicks received a bonus of $350,000 during fiscal year 1995. On average, the cash compensation for executive officers of the Company is near the median of comparative industry salary and bonus levels.

EQUITY COMPENSATION

     The Compensation Committee administers and authorizes all grants and awards made under the Incentive Equity Plan. Periodically, the Compensation Committee authorizes grants of options to purchase Class A Common Stock under the Incentive Equity Plan to all employees who have been with the Company one year or longer. The Compensation Committee also authorizes awards for new employees as incentive to join the Company. In determining whether and in what amount to grant stock options or other equity compensation in fiscal year 1995, the Compensation Committee considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of the Company's executive officers. The Compensation Committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally-talented executives who are necessary to achieve the Company's long-term goals, especially at a time of significant growth and competition in the wireless communications industry.

     During fiscal year 1995, the Compensation Committee did not grant equity compensation to Messrs. Hicks, O'Brien or McAuley. The Compensation Committee approved grants of equity compensation to certain of the other executive officers of the Company, consistent with the Compensation Committee's overarching policy of granting equity compensation to key executives and employees.

     The Compensation Committee is comprised of three members. From May 19, 1994 until May 12, 1995, the members of the Committee were Mr. Cooper, Julian A. Brodsky and Donald A. Harris. Messrs. Brodsky and Harris, Comcast's nominees to the Board of Directors, resigned from the Board of Directors and each committee thereof on May 12, 1995. Messrs. Weibling and Torimoto filled the vacancies on the Compensation Committee created by such resignations. Mr. Weibling resigned as a member of the Compensation Committee on October 2, 1995 when he was named acting Chief Executive Officer of the Company and rejoined the Compensation Committee in March 1996 when Mr. Akerson was named Chief Executive Officer and Chairman of the Board of Directors. Mr. Jarvis served on the Compensation Committee during the period that Mr. Weibling served as acting Chief Executive Officer.

                                        The Compensation Committee

                                        Robert Cooper, Chairman
                                        Masaaki Torimoto
                                        Dennis M. Weibling
                                        Scot Jarvis (member from October 2, 1995
                                        to March 6, 1996)

                             EXECUTIVE COMPENSATION

     The following table and discussion summarize the compensation of each person who served as the Chief Executive Officer of the Company during fiscal year 1995 and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the fiscal years ended March 31, 1993 and 1994, the nine months ended December 31, 1994 ("Transition 1994" or "T1994") and the fiscal year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                          -----------------------------------
                                                                                  AWARDS
                                                                          -----------------------    PAYOUTS
                               ANNUAL COMPENSATION                        RESTRICTED   SECURITIES   ---------
        NAME AND           ----------------------------   OTHER ANNUAL      STOCK      UNDERLYING     LTIP        ALL OTHER
PRINCIPAL POSITION AS OF           SALARY        BONUS    COMPENSATION      AWARDS      OPTIONS      PAYOUTS     COMPENSATION
  DECEMBER 31, 1995(1)      YEAR     ($)          ($)        ($)(2)         ($)(3)        ($)          ($)          ($)(4)
-------------------------  ------  -------      -------   -------------   ----------   ----------   ---------    ------------
Wayland R. Hicks.........    1995  269,240      350,000        --                --           --           --           --
  Former Chief Executive    T1994  110,388(5)        --        --                --      550,000(6)        --           --
  Officer and Vice           1994       --           --        --                --           --           --
  Chairman of the            1993       --           --        --                --           --           --           --
  Board(5)
Dennis M. Weibling.......    1995       --           --        --                --           --           --           --
  Chief Executive           T1994       --           --        --                --           --           --           --
  Officer(7)                 1994       --           --        --                --           --           --           --
                             1993       --           --        --                --           --           --           --

Morgan E. O'Brien........    1995  350,000      262,500        --                --           --           --        4,716
  Chairman of the Board     T1994  272,597(8)   350,000        --                --           --           --           --
                             1994  336,000      250,000        --                --      400,000(9) 1,290,000(10)        --
                             1993  320,000      200,000        --                --           --      435,000(10)        --

Brian D. McAuley.........    1995  350,000      262,500        --                --           --           --        4,716
  Vice Chairman of the      T1994  272,597(8)   350,000        --                --           --           --        5,142
  Board                      1994  336,000      250,000        --                --      400,000(9) 1,290,000(10)    4,000
                             1993  320,000      200,000        --                --           --      435,000(10)    4,000

Robert S. Foosaner.......    1995  325,000       94,500        --                --           --           --        4,716
  Senior Vice President     T1994  239,152(8)   110,000        --                --       20,000           --        4,410
                             1994  260,000       90,000        --                --       40,000           --        1,000
                             1993  240,000(11)  150,000        --           210,000      200,000           --        1,000

James M. Dixon...........    1995  275,676       75,000        --                --           --    1,790,172(12)    4,716
  Executive Vice            T1994  220,697(8)   110,000        --                --      135,000           --        3,208
  President                  1994  185,000      100,000        --                --       75,000    2,546,875(12)    2,000
                             1993  181,000       60,000        --                --           --           --        2,000

---------------

 (1) See "Employment Agreements" for more information concerning the terms of employment of the Named Executive Officers.

 (2) The amount of "Other Annual Compensation" for the Named Executive Officers did not meet the threshold reporting requirements under the rules of the Commission.

 (3) Values of the restricted stock awards shown in the Summary Compensation Table are based on the closing price of the Class A Common Stock on the date of grant. Mr. Foosaner's award is based on 15,000 shares times $14.00 per share. During Transition 1994, 5,000 shares of Mr. Foosaner's restricted stock award vested and during fiscal year 1995, 5,000 additional shares vested. The value of the remainder of Mr. Foosaner's restricted stock award as of December 31, 1995 is $73,750 (5,000 shares times $14.750, the closing price of the Class A Common Stock on such date). The shares covered by Mr. Foosaner's restricted stock award vest 33 1/3% each year. Dividends are payable on restricted stock awards, but to date, the Company has never paid dividends on its Class A Common Stock.

 (4) "All Other Compensation" is comprised of the Company's contributions to the its Section 401(k) Plan on behalf of the Named Executive Officers.

 (5) Mr. Hicks joined the Company on September 1, 1994, and, therefore, the compensation received by him for Transition 1994 reflects the four-month period ended December 31, 1994. Mr. Hicks resigned his positions with the Company effective October 2, 1995.

 (6) Mr. Hicks received options for 400,000 shares of Class A Common Stock vesting 20% per year over a five (5) year period and 150,000 options or cash settlement election rights ("CSERs") vesting 20% each year over a five-year period. The CSERs can be exercised in lieu of the stock options and upon exercise entitle Mr. Hicks to receive a payment from the Company of $15.00 for each CSER exercised. The options and CSERs vested fully in October 1995 in connection with the termination of Mr. Hicks's employment with the Company. See "Employment Agreements."

 (7) Mr. Weibling was named acting Chief Executive Officer of the Company on October 2, 1995. Mr. Weibling, a member of the Board of Directors, was not paid a salary or any other compensation for his services as acting Chief Executive Officer.

 (8) Reflects nine (9) months of salary paid during Transition 1994.

 (9) Messrs. O'Brien and McAuley each received options on December 28, 1993 for 150,000 shares of Class A Common Stock vesting 20% per year over a five-year period and 250,000 performance options, vesting 100% when the Class A Common Stock price during any 30 consecutive trading days averages more than twice the closing price of the Class A Common Stock on December 28, 1993, the date of the grant. The closing price of the Class A Common Stock on such date was $40.25.

(10) Messrs. O'Brien's and McAuley's award payments were made in connection with Stock Appreciation Rights ("SARs") that were granted to each in 1991. The Company was required to make payments under the SARs equal to the difference between the base price of the SARs ($5.00) and the fair market value of the Class A Common Stock on the payment dates, the last of which was in November 1993.

(11) Mr. Foosaner joined the Company on April 20, 1992, and, therefore, the compensation received by him for fiscal year 1993 reflects the eleven and one-half month period ended March 31, 1993.

(12) Reflects the cash value of shares received on the date of grant. A portion of Mr. Dixon's performance award was granted upon the attainment of certain goals pursuant to Mr. Dixon's Performance Award Plan. Mr. Dixon's original award was based on a total of 250,000 shares of Class A Common Stock times $5.00 per share, of which 62,500 shares were granted during fiscal year 1994. The payment for fiscal year 1994 is based on 62,500 shares of Class A Common Stock times $45.75 per share (the closing market price of the Class A Common Stock on the date the shares were granted), less the value upon which the shares were based at the time of the award in 1992 (62,500 times $5.00 per share). During fiscal year 1995, Mr. Dixon was awarded the remainder of the 250,000 performance shares as follows: 75,000 performance shares on February 8, 1995 and 112,500 performance shares on July 3, 1995. Additionally, Mr. Dixon was awarded 18,875 performance shares on July 3, 1995. The payment for fiscal year 1995 is based on: the aggregate of (i) the sum of (a) 75,000 shares times $9.875 per share (the closing market price of the Class A Common Stock on the date the shares were granted) and
     (b) 112,500 shares times $15.125 per share (the closing market price of the Class A Common Stock on the date the shares were granted), less (c) the value upon which the shares were based at the time of the award in 1992 (187,500 times $5.00 per share); and (ii) 18,875 shares times $15.125 (the closing market price of the Class A Common Stock on the date the shares were granted).

OPTION AND SAR GRANTS IN FISCAL YEAR 1995

     The Company did not grant options or SARs to any of the Named Executive Officers in fiscal year 1995.

OPTION AND SAR EXERCISES IN FISCAL YEAR 1995 AND YEAR-END VALUES

     The following table sets forth information concerning the exercise of options and SARs during fiscal year 1995 and unexercised options and SARs held as of the end of fiscal year 1995 with respect to each of the Named Executive Officers.

    AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1995 AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                 NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                                                                     OPTIONS/SARS                     AND SARS AT FISCAL
                        SHARES ACQUIRED        VALUE            AT FISCAL YEAR-END(#)                    YEAR-END($)
                          ON EXERCISE        REALIZED       ------------------------------      ------------------------------
         NAME                 (#)             ($)(1)        EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----------------------- ---------------      ---------      -----------      -------------      -----------      -------------
Wayland R. Hicks
  Options                        --                 --         400,000               --                 --               --
  SARs                           --                 --              --               --                 --               --
Dennis M. Weibling
  Options                        --                 --              --               --                 --               --
  SARs                           --                 --              --               --                 --               --
Morgan E. O'Brien
  Options                    20,000            240,000       1,003,650          351,429          9,470,587          111,432
  SARs                           --                 --              --               --                 --               --
Brian D. McAuley
  Options                   250,000          3,050,000         983,650          351,429          9,470,587          111,432
  SARs                           --                 --              --               --                 --               --
Robert S. Foosaner
  Options                        --                 --         100,000          120,000              5,000           20,000
  SARs                           --                 --              --               --                 --               --
James M. Dixon
  Options                        --                 --          43,000          167,000             33,750          135,000
  SARs                           --                 --              --               --                 --               --

---------------

(1) The value realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the closing price of Class A Common Stock as reported by the Nasdaq Stock Market for the exercise date) over the relevant exercise price(s).

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with Messrs. O'Brien and McAuley, which provide for their employment as Chairman of the Board of Directors and as President of the Company, respectively, for five-year terms. The Company is negotiating new employment agreements with each of Messrs. O'Brien and McAuley to reflect their new positions as Vice Chairmen of the Board of Directors. The Company has entered into an employment agreement with Mr. Foosaner, which provides for his employment as Senior Vice President of the Company for a three-year term. The Company has entered into an employment agreement with Mr. Dixon, which provides for Mr. Dixon's employment as an Executive Vice President of the Company for a three-year term expiring on December 31, 1997.

     The employment agreements with Messrs. O'Brien, McAuley and Foosaner provide for automatic extensions of the terms for successive one-year periods unless, two years prior to the expiration of the then-current term, the Company or such officer elects not to have the term so extended. The agreement with Mr. Dixon provides for automatic one-year extensions of the term unless terminated by either party upon not less than twelve months written notice.

     The agreements with Messrs. O'Brien and McAuley provide that each will receive an annual base salary of $300,000, which may be increased annually by the Board of Directors. For fiscal year 1994, each of Messrs. O'Brien's and McAuley's annual salary was increased to $350,000, but because the increase in salary did not take effect until after the commencement of fiscal year 1994, each received salary in the amount of $336,000. During Transition 1994, each of Messrs. O'Brien's and McAuley's annual salary remained at $350,000 and each received a salary of $272,597 for such period. For fiscal year 1995, each of Messrs. O'Brien and McAuley's annual salary remained at $350,000.

     The agreement with Mr. Foosaner provides for an annual salary of $250,000. The agreement provides that the Board of Directors may authorize increases in Mr. Foosaner's salary. For fiscal year 1994, Mr. Foosaner's annual salary was increased to $260,000 and during Transition 1994, Mr. Foosaner's annual salary was increased to $315,000 and Mr. Foosaner received a salary of $239,152 for such period. For fiscal year 1995, Mr. Foosaner's salary was increased to $325,000. The agreement with Mr. Dixon provides for an annual salary of $275,000 for fiscal year 1995, $300,000 for fiscal year 1996 and $325,000 for fiscal year 1997.

     Under Mr. Foosaner's agreement, any stock options outstanding will automatically become vested and exercisable in full upon a filing pursuant to any federal or state law in connection with any tender offer, or the execution of any agreement relating to a merger, consolidation or reorganization of the Company, or the sale of substantially all of the assets of the Company to another entity if, in the opinion of the Board of Directors, such action would result in the creation of a single majority controlling interest in the Company.

     The employment agreements with Messrs. O'Brien and McAuley also provide that, in the event of the officer's disability during the term of the agreement, the Company will make monthly payments of such officer's monthly salary for six months. Thereafter, such monthly payments will decrease to 50% of such officer's salary during the next ensuing twelve-month period and will decrease by 15% during each subsequent twelve-month period. The payments continue so long as the disability continues and will be paid until the retirement or death of the officer. Each agreement provides further that the officer will be subject to certain confidentiality and non-competition restrictions, during the employment term and for a period of two years after the termination thereof.

     On October 2, 1995, the Company entered into a Settlement Agreement with Mr. Hicks (the "Settlement Agreement"), pursuant to which Mr. Hicks resigned from his positions as Chief Executive Officer of the Company and Vice Chairman of the Board of Directors and as a member of the Board of Directors effective as of such date. The agreement provides, among other things, for the vesting of certain options and CSERs and a lump sum payment of $1,861,500 to Mr. Hicks within 10 days of written request therefor from Mr. Hicks, but not earlier than January 1, 1996 nor later than March 31, 1996. The Settlement Agreement also contains non-competition, non-solicitation and confidentiality covenants by Mr. Hicks. The Company made the lump sum payment to Mr. Hicks during the first quarter of fiscal year 1996. Additionally, during the first quarter of fiscal year 1996, Mr. Hicks exercised his CSERs and the Company, pursuant to the Settlement Agreement, issued 143,593 shares of Class A Common Stock to Mr. Hicks in lieu of cash in payment of the amount due to Mr. Hicks upon such exercise.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Class A Common Stock of the Company during the fiscal years ended March 31, 1992, March 31, 1993, March 31, 1994, the nine-month transition period ended December 31, 1994 and the fiscal year ended December 31, 1995, with the cumulative total stockholder return of companies comprising the Nasdaq (U.S.) Stock Market Index and the total stockholder return of a peer group of companies comprising the Nasdaq Telecommunications Index, which includes wireless telecommunications companies of comparable market capitalization traded on the Nasdaq Stock Market. The Company will provide stockholders a list of the companies included in the Nasdaq Telecommunications Index upon request. The graph was prepared by the Company with data provided by Research Data Group. The graph assumes an initial investment of $100 on January 27, 1992 and reinvestment of all dividends.

     The Company commenced public trading on January 27, 1992, and, therefore, the above graph and table include data only since such date. Additionally, effective December 31, 1994, the Company changed its fiscal year-end from March 31 to December 31, which resulted in a nine-month transition period from April 1, 1994 to December 31, 1994.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                          NEXTEL COMMUNICATIONS, INC.,
                       THE NASDAQ STOCK MARKET (US) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                                                    NASDAQ
                                    NEXTEL       NASDAQ STOCK     TELECOMMUN
      MEASUREMENT PERIOD         COMMUNICATIONS,  MARKET (US)      ICATIONS
    (FISCAL YEAR COVERED)            INC.            INDEX           INDEX
27-JAN-92                                  100             100             100
31-MAR-92                                   93              97              99
31-MAR-93                                  176             112             132
31-MAR-94                                  262             121             158
31-DEC-94                                   96             123             151
31-DEC-95                                   98             174             182

        SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 15, 1996 (the "Ownership Date"), the amount and percentage of shares of each class of the Company's capital stock that are deemed under the rules of the Commission to be "beneficially owned" by (i) each director or director-nominee of the Company,
(ii) each of the Named Executive Officers employed by the Company as of the Ownership Date, (iii) all directors and executive officers of the Company (including the director-nominees) as a group and (iv) each person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of each class of the Company's capital stock.

                                          TITLE OF CLASS OF      AMOUNT AND NATURE
                                            THE COMPANY'S          OF BENEFICIAL       APPROXIMATE %
       NAME OF BENEFICIAL OWNER             CAPITAL STOCK          OWNERSHIP(1)         OF CLASS(2)
--------------------------------------  ---------------------    -----------------     -------------
Daniel F. Akerson.....................  Class A Common Stock          2,000,000(3)              *
Brian D. McAuley......................  Class A Common Stock          1,782,883(4)              *
Morgan E. O'Brien.....................  Class A Common Stock          1,386,211(5)              *
Keith J. Bane.........................  Class A Common Stock                  0(6)              *
Robert Cooper.........................  Class A Common Stock             50,000                 *
Timothy M. Donahue....................  Class A Common Stock              1,000                 *
Scot B. Jarvis........................  Class A Common Stock         64,709,877(7)          22.8%
Craig O. McCaw........................  Class A Common Stock         64,709,877(8)          22.8%
Keisuke Nakasaki......................  Class A Common Stock                  0(9)              *
Masaaki Torimoto......................  Class A Common Stock                  0(10)             *
Dennis M. Weibling....................  Class A Common Stock         64,709,877(11)         22.8%
Robert S. Foosaner....................  Class A Common Stock            180,000(12)             *
James M. Dixon........................  Class A Common Stock            219,875(13)             *
All directors and executive...........  Class A Common Stock         70,509,024(14)         24.5%
  officers as a group (18 persons)
5% Stockholders:
Digital Radio, L.L.C..................  Class A Common Stock         64,709,877(15)         22.8%
                                        Class A Preferred
2320 Carillon Point...................  Stock                         8,163,265            100.0%
                                        Class B Preferred
Kirkland, Washington 98033............  Stock                                82            100.0%
Motorola, Inc.........................  Class A Common Stock         60,700,000(16)         24.1%
1303 East Algonquin Road..............  Class B Common Stock         17,830,000            100.0%
Schaumburg, Illinois 60196
Comcast Corporation...................  Class A Common Stock         20,848,469(17)          8.0%
1500 Market Street
Philadelphia, Pennsylvania 19102

---------------

   * Less than one percent (1%).

 (1) Under the rules of the Commission, a person is deemed to be the beneficial owner of a security if such person, directly or indirectly, has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the Ownership Date. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of the Company's capital stock beneficially owned.

 (2) Represents the voting power of the number of shares of each of class of capital stock beneficially owned as of the Ownership Date by each named person or group, expressed as a percentage of (a) all shares of the Company's capital stock of the indicated class actually outstanding as of such date (in the case of the Class A Common Stock, giving effect to the conversion of the Company's preferred stock and the Company's Class B Non-Voting Common Stock, par value $0.001 per share (the "Class B Common Stock")), plus (b) all other shares of capital stock deemed outstanding as of such date pursuant to Rule 13d-3(d)(1) under the Exchange Act.

 (3) Comprised of 2,000,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Akerson upon the exercise of certain stock purchase rights.

 (4) Includes 933,650 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. McAuley upon the exercise of nonqualified stock options. Also includes ownership of 18,000 shares of Class A Common Stock that are held by Mr. McAuley's minor children.

 (5) Includes 866,063 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. O'Brien upon the exercise of nonqualified stock options.

 (6) Mr. Bane, who is Executive Vice President and Chief Corporate Officer of Motorola, disclaims beneficial ownership of all securities of the Company held by Motorola. See note 16.

 (7) Mr. Jarvis, who is Vice President of Eagle River, an affiliate of the McCaw Investor, disclaims beneficial ownership of all securities of Company held by the McCaw Investor, except to the extent of his pecuniary interest therein. See note 15.

 (8) Mr. McCaw, who is an equity owner and controlling person of the McCaw Investor, disclaims beneficial ownership of all securities of the Company held by the McCaw Investor, except to the extent of his pecuniary interest therein. See note 15.

 (9) Mr. Nakasaki, who is President and Chief Executive Officer of NTT America, disclaims beneficial ownership of all shares of Class A Common Stock held by NTT. As of the Ownership Date, NTT held 1,532,959 shares.

(10) Mr. Torimoto, who is employed by Matsushita as Chief Liaison between Matsushita and the Company, disclaims beneficial ownership of all shares of Class A Common Stock held by Matsushita. As of the Ownership Date, Matsushita held 3,000,000 shares.

(11) Mr. Weibling, who is President of Eagle River, an affiliate of the McCaw Investor, disclaims beneficial ownership of all securities of the Company held by the McCaw Investor, except to the extent of his pecuniary interest therein. See note 15.

(12) Includes 140,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Foosaner upon the exercise of nonqualified stock options.

(13) Includes 43,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by Mr. Dixon upon the exercise of nonqualified stock options.

(14) Includes an aggregate of 4,161,441 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter by directors and executive officers as a group upon the exercise of nonqualified stock options or other stock purchase rights. See also notes 15 and 16.

(15) Comprised of (i) 5,220,000 shares of Class A Common Stock beneficially owned by the McCaw Investor, (ii) 35,000,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter upon the exercise of certain options and (iii) 24,489,877 shares of Class A Common Stock, which represents the conversion of the 8,163,265 shares of Class A Preferred Stock and the 82 shares of the Company's Class B Convertible Preferred Stock, par value $0.01 per share (the "Class B Preferred Stock") held by the McCaw Investor.

(16) Assuming conversion of the Class B Common Stock held by Motorola. Comprised of (i) 40,170,000 shares of Class A Common Stock beneficially owned by Motorola, (ii) 17,830,000 shares of Class B Common Stock beneficially owned by Motorola and (iii) 2,700,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter upon exercise of a warrant. Excludes 300,000 shares of Class A Common Stock as to which such warrant is not exercisable during such period. Of the total of 3,000,000 shares subject to such warrant, Motorola has agreed to transfer a portion relating to 110,000 shares to a third party. Motorola granted the McCaw Investor an option to acquire 9,000,000 shares included herein, which option is not currently exercisable.

(17) Comprised of 8,848,469 shares of Class A Common Stock beneficially owned by Comcast and 12,000,000 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter upon the exercise of an option.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. O'Brien has received a secured, non-interest bearing loan of $70,000 from the Company, which was repayable on February 20, 1996. The loan has been repaid by Mr. O'Brien.

     On April 4, 1995, the Company, the McCaw Investor and Mr. McCaw entered into the Securities Purchase Agreement (as amended, the "McCaw Securities Purchase Agreement") and certain other related agreements (the "McCaw Transaction"). Pursuant to the McCaw Securities Purchase Agreement, (i) the McCaw Investor purchased on April 5, 1995 from the Company, 1,220,000 shares of Class A Common Stock for an aggregate purchase price of $14,945,000; and (ii) the McCaw Investor purchased on July 28, 1995 from the Company, for an aggregate purchase price of $300,000,000, an aggregate of 8,163,265 units consisting of a total of (a) 8,163,265 shares Class A Preferred Stock; (b) 82 shares of Class B Preferred Stock; and (c) three separate options, exercisable for periods of two, four and six years, respectively, from July 28, 1995, to acquire an aggregate of up to 35,000,000 shares of Class A Common Stock at exercise prices ranging from $15.50 to $21.50 per share.

     Concurrently with the execution of the McCaw Securities Purchase Agreement, the Company entered into a Management Support Agreement (the "Support Agreement") with Eagle River, an affiliate of the McCaw Investor that is also controlled by Mr. McCaw, pursuant to which Eagle River will provide management and consulting services to the Company and the Board of Directors and the Operations Committee from time to time as requested. In consideration of the services to be provided to the Company under the Support Agreement, the Company granted an option to purchase an aggregate of 1,000,000 shares of Class A Common Stock at an exercise price of $12.25 per share to Eagle River. The option expires on April 4, 2005 and is exercisable for 400,000 shares on April 4, 1997 and an additional 200,000 shares in each of the three years thereafter. Additionally, the Company agreed to reimburse Eagle River for all out-of-pocket costs, plus up to $200,000 per year for all allocable overhead costs reasonably incurred by Eagle River in connection with the performance of its obligations under the Support Agreement. No payments were made to Eagle River pursuant to the Support Agreement during fiscal year 1995.

     Pursuant to the terms of the Class A Preferred Stock, the McCaw Investor, as the sole holder of the Company's Class A Preferred Stock, is entitled to elect three Class A Preferred Directors or such greater number as is necessary to cause the total number of Class A Preferred Directors to equal 25% of the total number of members of the Board of Directors. In electing such directors, the holders of the Class A Preferred Stock vote separately as a class. The McCaw Investor is entitled to elect the Class A Preferred Directors unless, as a result of a sale, transfer or other disposition, it holds equity securities of the Company having less than 5% of the aggregate voting power required to elect the Board of Directors. Messrs. Jarvis, McCaw and Weibling serve currently as the Class A Preferred Directors.

     On July 28, 1995, the Company and Motorola closed the Motorola Agreement, pursuant to which the Company acquired all of Motorola's 800 MHz SMR licenses in the continental United States in exchange for an aggregate of approximately 59,500,000 shares of Class A Common Stock and Class B Common Stock. Also in connection with the closing of the Motorola Agreement, Motorola agreed to provide up to an additional $260,000,000 in new vendor financing for certain existing subsidiaries of the Company and $165,000,000 in new vendor financing for an acquired subsidiary of OneComm Corporation ("OneComm"). Additionally, in connection with the McCaw Transaction, the Company submitted certain purchase orders for Motorola-manufactured infrastructure equipment and confirmed its anticipated infrastructure equipment purchase commitments for calendar year 1995 and the Company and Motorola entered into an amendment to their existing equipment purchase agreement the ("Second Equipment Agreement Amendment"). During fiscal year 1995, the Company purchased approximately $217,200,000 of infrastructure and other equipment, warranties and services from Motorola.

     Pursuant to existing equipment purchase agreements, as amended, between the Company and Motorola, and subject to certain conditions, the Company has agreed to purchase a significant amount of infrastructure equipment from Motorola. Motorola estimated at the time the Second Equipment Agreement Amendment was entered into that such commitments to purchase infrastructure equipment could have an aggregate purchase price in excess of approximately $750,000,000.

     Pursuant to the Motorola Agreement, and subject to certain conditions, as long as Motorola owns 5% or more of the outstanding shares of Class A Common Stock, Motorola is entitled to nominate two persons for election as members of the Board of Directors. Mr. Bane serves currently as Motorola's representative on the Board of Directors. Motorola has elected currently to exercise such right only with respect to one nominee.

     As a result of arrangements that either existed at the time of the acquisition of certain companies or resulted from such acquisitions, the Company utilizes antenna sites and office space of certain of its board members and employees. Net rental expense under such arrangements was approximately $116,000 in fiscal year 1995. The Company believes that such rent expense is at or below prevailing market rates.

     The terms related to Mr. Akerson's employment by the Company reflect a preliminary understanding between the Company and Mr. Akerson, subject to the negotiation and execution of definitive documentation, pursuant to which Mr. Akerson will purchase 2,000,000 shares of Class A Common Stock at a purchase price of $14.75 per share (the price of a share of Class A Common Stock on the Nasdaq Stock Market at the time agreement was reached on the basic terms of employment), and the Company or an affiliate of the Company will lend Mr. Akerson an amount sufficient to fund the purchase price of such Class A Common Stock. Such proposed arrangements also contemplate compensatory and other arrangements for the benefit of Mr. Akerson that would have the effect of offseting interest payments due on the proposed loan and reducing the principal amount of the proposed loan. Such proposed arrangements also would involve Mr. Akerson's agreement to hold all of such shares of Class A Common Stock for a minimum of one year, with 20% released from such holding commitment each year. It is also anticipated that the definitive documentation will provide for agreed upon repayments of the proposed loan upon the sale or other disposition of such stock and, under certain circumstances, for the repayment of any unpaid amounts on the proposed loan on the first anniversary of the termination of Mr. Akerson's employment with the Company. The specific details of the proposed arrangements described above remain subject to review by the parties and their respective advisors and the ultimately agreed-upon definitive documentation may reflect modified or different terms that the parties on balance, may view as providing equivalent benefits to those summarized above.

                        APPROVAL OF STOCK PURCHASE PLAN
                                (PROPOSAL NO. 2)

     On May 13, 1996, the Board of Directors adopted, subject to stockholder approval, the Stock Purchase Plan, which provides for the granting to eligible employees of the Company and its subsidiaries of options to purchase shares of Class A Common Stock from the Company at a discount from the market price thereof. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and is intended to advance the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain employees who have the training, experience and ability to enhance the profitability of the Company and to reward employees of the Company and its subsidiaries upon whose judgment, initiative and effort the successful conduct and development of their businesses largely depend. The following summary description of the Stock Purchase Plan is qualified in its entirety by reference to the Stock Purchase Plan, which is attached hereto as Exhibit A.

DESCRIPTION OF THE STOCK PURCHASE PLAN

     Eligible Employees. All employees of the Company and its subsidiaries who are customarily employed for more than 20 hours per week are eligible to elect to be granted options under the Stock Purchase Plan. Section 423 of the Code, however, prohibits the granting of an option to any employee who would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries following the granting of the option. For purposes of the foregoing, shares of stock that are subject to outstanding options or other vested or contingent rights to acquire the same are deemed to be owned by the optionee.

     Shares Covered. The aggregate number of shares of Class A Common Stock that may be issued or transferred upon the exercise of options granted under the Stock Purchase Plan is 5,000,000, which may be newly issued shares or shares held in treasury or a combination thereof, subject to adjustment in the event of stock dividends, stock splits, combinations of shares or other changes in the capital structure of the Company.

     Option Terms. The option price per share payable upon exercise of an option granted under the Stock Purchase Plan is an amount equal to 85 percent of the lesser of (i) the fair market value of a share of Class A Common Stock on the date of grant or (ii) the fair market value of a share of Class A Common Stock on the date of exercise. For purposes of the Stock Purchase Plan, "fair market value" means the closing price of the Class A Common Stock on the Nasdaq Stock Market on the last trading date preceding the date of the grant or the date of exercise, as the case may be. The closing price of the Class A Common Stock on the Nasdaq Stock Market on May 10, 1996, was $18.00.

     The option price is payable by the optionee on the date of exercise with funds accumulated through payroll withholding over the term of the option or, at the discretion of the Compensation Committee, with funds paid to the Company by the optionee in a lump sum on or before the date of exercise. An optionee may elect to have not less than 1 percent and not more than 10 percent of his or her "basic compensation," which includes base salary and any commissions paid pursuant to an ongoing sales incentive compensation program but does not include cash bonuses or any form of noncash compensation, withheld from payroll and applied to the purchase of Class A Common Stock upon the exercise of options granted under the Stock Purchase Plan.

     The maximum number of shares of Class A Common Stock that an optionee may purchase upon exercise of an option granted under the Stock Purchase Plan is equal to 10 percent of his or her basic compensation divided by an amount equal to 85 percent of the lesser of (i) the fair market value of a share of Class A Common Stock on the date of grant or (ii) the fair market value of a share of Common Stock on the date of exercise, subject to further limitations imposed by
Section 423 of the Code. Section 423 of the Code provides that, among other things, the right of an optionee to purchase stock under all "employee stock purchase plans" (as defined in Section 423 of the Code) of a corporation and its subsidiaries may not accrue at a rate that exceeds $25,000 of fair market value (determined at the time of grant) for each calendar year in which the option is outstanding at any time.

     Options granted under the Stock Purchase Plan may have terms of not less than three months and not more than one year, as determined by the Compensation Committee in its sole discretion, provided that all options granted pursuant to any particular offering under the Stock Purchase Plan must have the same term for all optionees. The first day of the relevant term of an option granted under the Stock Purchase Plan is the grant date with respect to such option, and the date of exercise of an option granted under the Stock Purchase Plan is the last day of its term. No option granted under the Stock Purchase Plan may be transferred by the optionee.

     Administration. The Stock Purchase Plan is administered by the Compensation Committee, which may establish such policies or procedures and adopt such rules for the operation and administration of the Stock Purchase Plan as it deems appropriate. The Company may engage the services of a professional plan administrator on such terms and conditions as the Compensation Committee deems appropriate for the purposes of establishing and maintaining custodial accounts and holding shares of Class A Common Stock acquired by employees upon the exercise of options granted under the Stock Purchase Plan and otherwise operating the Stock Purchase Plan. The Compensation Committee has, among other things, the authority to (i) determine, within the aforementioned parameters imposed by the Stock Purchase Plan, the length of the terms of options granted under the Stock Purchase Plan and (ii) make such adjustments in the aggregate number of shares of Class A Common Stock that may be issued and sold upon the exercise of options granted under the Stock Purchase Plan and the number of shares of Class A Common Stock covered by, and the option price per share payable upon exercise of, outstanding options granted under the Stock Purchase Plan as the Compensation Committee may deem appropriate in order to prevent the dilution or expansion of the rights of optionees in the event of a stock dividend, stock split, combination of shares or other change in the capital structure of the Company. The Compensation Committee also has the authority to fix a maximum number of shares of Class A Common Stock that may be issued or transferred upon the exercise of options granted pursuant to any particular offering under the Stock Purchase Plan. The Compensation Committee also has the authority to promulgate terms and conditions (to the extent not inconsistent with the terms and conditions prescribed in the Stock Purchase Plan) applicable to grants made under the Stock Purchase Plan, including, without limitation, holding periods for shares of Class A Common Stock purchased upon the exercise of an option granted under the Stock Purchase Plan beyond those required to obtain favorable tax treatment under Section 423 of the Code and sanctions for failing to comply with the terms and conditions applicable to particular grants (in addition to those otherwise imposed by law or the terms of the Stock Purchase Plan).

     Term and Termination; Amendment. The Stock Purchase Plan will terminate on the tenth anniversary of its adoption by the Board of Directors, unless sooner terminated by the Board of Directors, and no options will thereafter be granted thereunder. The Stock Purchase Plan may be amended from time to time by the Board of Directors, but without further approval by the stockholders of the Company, no such amendment may (i) increase the aggregate number of shares of Class A Common Stock covered by the Stock Purchase Plan, except for adjustments to reflect the effects of stock dividends, stock splits, combinations of shares or other changes in the capital structure of the Company, (ii) permit the granting of options under the Stock Purchase Plan to persons other than employees of the Company and its subsidiaries who are customarily employed for more than 20 hours per week, (iii) cause options granted under the Stock Purchase Plan to fail to satisfy any of the conditions of Section 423 of the Code or (iv) cause Rule 16b-3 under Section 16(b) of the Exchange Act (or any successor rule to the same effect) to cease to be applicable to the Stock Purchase Plan.

NEW STOCK PURCHASE PLAN BENEFITS

     The benefits or amounts that may be granted under the Stock Purchase Plan are not determinable because the Company does not have any experience by which to predict the level of participation by the Company's employees in this new plan. Various factors may affect the level of participation by employees, including the number of eligible employees, the salaries and sales commissions paid by the Company and the price of the Class A Common Stock on the dates of grant and dates of exercise.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain federal income tax consequences of certain transactions under the Stock Purchase Plan based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     The federal income tax consequences applicable to employees and the Company with respect to options granted under the Stock Purchase Plan are determined, in general, under Sections 421 and 423 of the Code. An option granted under the Stock Purchase Plan will not result in any taxable income to the optionee when it is granted or exercised. If the stock acquired upon exercise is held more than two years from the date of grant of the option and more than one year from the date of the transfer of the stock to the optionee pursuant to the exercise of the option, the optionee will be taxed on the sale of such stock at long-term capital gains rates (currently taxed at the same rate as ordinary income up to an effective rate of 28% with a marginal rate of 33%), except to the extent that the optionee realizes ordinary income under Section 423(c) of the Code in an amount equal to the lesser of (i) the excess of the fair market value of the stock at the time of its disposition over the option price paid by the optionee or (ii) the excess of the fair market value of the stock at the time the option was granted over the option price, computed as if the option had been exercised at that time.

     If an employee should die owning stock acquired under the Stock Purchase Plan, he or she will be deemed to have disposed of his or her shares on the date of his or her death and will realize ordinary income to the extent of the ordinary income component described in the preceding paragraph, but no capital gain will result until the time of a subsequent sale of the stock, when the amount of gain will typically be equal to the excess of the selling price over the fair market value of the stock on the date of the employee's death or the alternative valuation date for federal estate tax purposes.

     If stock acquired under the Stock Purchase Plan is sold, exchanged or otherwise disposed of before the end of the required holding periods described above, the optionee will usually realize ordinary income at the time of disposition equal to the excess of the amount received on disposition over the option price paid by the optionee.

     To the extent that an employee of the Company or any subsidiary realizes ordinary income in the circumstances described in the preceding paragraph, the Company or its subsidiary would be entitled to a corresponding deduction in the year in which the disposition occurs, provided that, among other things, such income meets the test of reasonableness, is an ordinary and necessary business expense and is not subject to the annual compensation limitation set forth in
Section 162(m) of the Code. Otherwise, no deduction is allowable to the Company or any subsidiary with respect to options granted under the Stock Purchase Plan.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the votes of the Class A Common Stock and the Class A Preferred Stock, voting together as a class, present in person or by proxy at the Annual Meeting is required for approval of the adoption of the Stock Purchase Plan.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF THE STOCK PURCHASE PLAN.

                 APPROVAL OF AMENDMENT TO INCENTIVE EQUITY PLAN
                                (PROPOSAL NO. 3)

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

     Proposed Amendment. Subject to stockholder approval, the Board of Directors has amended the Incentive Equity Plan to increase from 14,000,000 to 24,000,000 the aggregate number of shares of Class A Common Stock that may be issued or transferred thereunder upon the exercise or payment of Option Rights (excluding Replacement Option Rights), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units granted thereunder. Descriptions of Option Rights (including Replacement Option Rights), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units are set forth below.

     Purpose of Proposed Amendment. The Company recognizes the importance of attracting and retaining outstanding individual as officers, employees and consultants and stimulating the active interest of those individuals in the development and financial success of the Company. The Board of Directors believes that the Incentive Equity Plan is critically important to the furtherance of these objectives. The Board of Directors also believes that, through the Incentive Equity Plan, the Company is able to enhance the prospects for its business activities and objectives and more closely align the interests of officers, employees and consultants with those of stockholders by providing those individuals with the opportunity to increase their equity interests in the Company on advantageous terms.

     As of May 10, 1996, and absent stockholder approval of the proposed amendment to increase the aggregate number of shares of Class A Common Stock available for issuance or transfer under the Incentive Equity Plan, there would be insufficient shares of Class A Common Stock remaining available for issuance upon exercise, payment or vesting of all stock options and other equity incentives granted thereunder and outstanding on such date. The absence of an adequate number of shares of Class A Common Stock available for issuance or transfer under the Incentive Equity Plan restricts both the ability and the flexibility of the Company to effectively attract and retain and adequately compensate outstanding officers, employees and consultants. The Board of Directors believes that it is both necessary and desirable to increase from 14,000,000 to 24,000,000 the aggregate number of shares of Class A Common Stock available for issuance or transfer under the Incentive Equity Plan in order to continue to maintain the effectiveness thereof.

DESCRIPTION OF INCENTIVE EQUITY PLAN

     The following description of the Incentive Equity Plan is qualified in its entirety by reference to the Incentive Equity Plan, as amended, which is attached hereto as Exhibit B.

     Shares and Performance Units Available under the Incentive Equity
Plan. Upon approval of the proposed amendment to the Incentive Equity Plan and subject to adjustment as provided in the Incentive Equity, the number of shares of Class A Common Stock that may be covered by outstanding awards, except Replacement Option Rights, granted under the Incentive Equity and issued or transferred upon the exercise or payment thereof shall not in the aggregate exceed 24,000,000 shares, which may be shares authorized but previously unissued or treasury shares or a combination thereof and which include (i) 19,019,778 shares that have been reserved by the Board of Directors for issuance or transfer under the Incentive Equity Plan as of May 10, 1996, (ii) the 921,859 shares that remained available for issuance or transfer under the Fleet Call, Inc. Stock Option Plan (the "Option Plan") and were not covered by stock options outstanding thereunder as of July 22, 1993, and (iii) any of the 4,058,363 shares that were covered by stock options outstanding under the Option Plan as of July 22, 1993, and have or may become available for issuance or transfer under the Incentive Equity Plan as a result of the cancellation or termination of any such options prior to the exercise thereof. The number of shares of Class A Common Stock that may be issued or transferred as Restricted Shares under the Incentive Equity Plan shall not in the aggregate exceed 200,000 shares, and the number of shares of Class A Common Stock covered by outstanding Option Rights granted to consultants at an option price per share that is less than the market price per share on the date of grant and issued or transferred upon the exercise thereof shall not in the aggregate exceed 1,000,000 shares, subject in each case to adjustment as provided in the Incentive Equity Plan. The number of Performance Units granted under the Incentive Equity Plan shall not in the aggregate exceed 500,000. The number of shares of Class A Common Stock that may be covered by Replacement Option Rights granted under the Incentive Equity Plan during any calendar year shall not in the aggregate exceed five percent of the shares of Class A Common Stock outstanding on January 1 of that year, subject to adjustment as provided in the Incentive Equity Plan. Replacement Option Rights granted under the Incentive Equity Plan in 1995 (in connection with the Company's merger transactions with OneComm and American Mobile Systems Incorporated) represented approximately 1,382,835 shares of Class A Common Stock. Replacement Option Rights granted under the Incentive Equity Plan in 1996 (in connection with the Company's merger transaction with Dial Page, Inc.) represented approximately 2,198,191 shares of Class A Common Stock.

     Eligibility. Officers, including officers who are members of the Board of Directors, and other key employees of and consultants to the Company and its subsidiaries may be selected by the Compensation Committee to receive benefits under the Incentive Equity Plan. All officers and other employees of and consultants to the Company and its subsidiaries (approximately 3,000 persons at May 10, 1996) are currently eligible to participate in the Incentive Equity Plan.

     Option Rights. The Compensation Committee may grant Option Rights that entitle the optionee to purchase shares of Class A Common Stock at a price equal to or greater than market value on the date of grant, except that the option price of a Replacement Option Right or an Option Right granted to a consultant may be less than the market value on the date of grant. Replacement Option Rights and Option Rights granted to consultants are otherwise subject to the same terms, conditions and discretion as other Option Rights under the Incentive Equity Plan. A Replacement Option Right is an Option Right that is granted in exchange for the surrender and cancellation of an option to purchase shares of another corporation that has been acquired by the Company or one of its subsidiaries. The market value of a share of Class A Common Stock was $18.00 on May 10, 1996, which was the closing price of the Class A Common Stock on the Nasdaq Stock Market on that date.

     The option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Company of nonforfeitable, nonrestricted shares of Class A Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Compensation Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant of Option Rights may provide for deferred payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares of Class A Common Stock to which the exercise relates. Option Rights granted under the Incentive Equity Plan have historically provided that shares of Class A Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the Incentive Equity Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Class A Common Stock at the time of exercise.

     Option Rights granted under the Incentive Equity Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Code or Option Rights that are not intended to so quality. At or after the date of grant of any nonqualified Option Rights, the Compensation Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

     No Option Right may be exercised more than 10 years from the date of grant. Each grant must specify the period of continuous employment with, or continuous engagement of consulting services by, the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

     Appreciation Rights. Appreciation Rights granted under the Incentive Equity Plan may be either free-standing Appreciation Rights or Appreciation Rights that are granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference (the "Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Class A Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Class A Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation. A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of Class A Common Stock on the date of grant, must specify the period of continuous employment, or continuous engagement of consulting services, that is necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Class A Common Stock or a combination thereof and may either grant to the recipient or retain in the Compensation Committee the right to elect among those alternatives. The Compensation Committee may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Class A Common Stock on a current, deferred or contingent basis.

     Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to the recipient of ownership of a specific number of shares of Class A Common Stock in consideration of the performance of services. The recipient is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as the Compensation Committee may determine. The Compensation Committee may condition a grant of Restricted Shares on the achievement of specified performance objectives ("Management Objectives").

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee. An example would be a provision that the Restricted Shares would be forfeited if the recipient ceased to be employed by the Company or one of its subsidiaries, or ceased to serve the Company or one of its subsidiaries as a consultant, during a specified period of years. In order to enforce the forfeiture provisions, the transferability of Restricted Shares is prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

     Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver shares of Class A Common Stock to the recipient in the future in consideration of the performance of services, subject to the fulfillment of such conditions during such period of time (the "Deferral Period") as the Compensation Committee may specify. During the Deferral Period, the recipient has no right to transfer any rights under his or her grant of Deferred Shares and no right to vote the shares of Class A Common Stock covered thereby. On or after the date of any grant of Deferred Shares, the Compensation Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Class A Common Stock. Grants of Deferred Shares may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Compensation Committee on the date of grant, except that the Compensation Committee may provide for a shorter Deferral Period in the event of a change in control of the Company or other similar transaction or event.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Class A Common Stock, and a Performance Unit is the equivalent of $1.00. A recipient may be granted any number of Performance Shares or Performance Units. The recipient will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Compensation Committee. If by the end of the Performance Period the recipient has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the recipient has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the recipient at the time and in the manner determined by the Compensation Committee in cash, shares of Class A Common Stock or any combination thereof.

     Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the division, subsidiary, department or function within the Company or a subsidiary in which the recipient is employed or with respect to which the recipient provides consulting services. The Compensation Committee may adjust any Management Objectives and the related minimum level of acceptable achievement if in its judgment, transactions or events have occurred after the date of grant that are unrelated to the recipient's performance and result in distortion of the Management Objectives or the related minimum level of acceptable achievement.

     Transferability. No Option Right, Appreciation Right or other "derivative security" within the meaning of Rule 16b-3 under the Exchange Act is transferable by a recipient except by will or the laws of descent and distribution. Option Rights and Appreciation Rights may not be exercised during a recipient's lifetime except by the recipient or, in the event of his or her incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the recipient under state law and court supervision.

     The Compensation Committee may specify at the date of grant that all or any part of the shares of Class A Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to a grant of Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of the Incentive Equity Plan with respect to Restricted Shares, shall be subject to further restrictions on transfer.

     Adjustments. The maximum number of shares that may be issued or transferred under the Incentive Equity Plan, the number of shares covered by outstanding Option Rights or Appreciation Rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of Deferred Shares and Performance Shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Compensation Committee may in its discretion provide in substitution for any or all outstanding awards under the Incentive Equity Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Compensation Committee may also make or provide for such adjustments in the numbers of shares specified in Section 3(a), and the number of Performance Units specified in Section 3(b), of the Incentive Equity Plan as the Compensation Committee may determine to be appropriate in order to reflect any transaction or event described in Section 10 of the Incentive Equity Plan.

     Administration and Amendments. The Incentive Equity Plan is administered by a committee consisting of not less than three nonemployee directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Equity Plan, the Compensation Committee is authorized to interpret the Incentive Equity Plan and related agreements and other documents. The Compensation Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Equity Plan and may provide for special terms for awards to participants who either are foreign nationals or are employed by or provide consulting services to the Company or any of its subsidiaries outside of the United States of America, as the Compensation Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Compensation Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Equity Plan. In the event of any such cancellation, the Compensation Committee may authorize the granting of a new award under the Incentive Equity Plan (which may or may not cover the same number of shares that had been the subject of the prior award) in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Equity Plan had the canceled award not been granted. The Compensation Committee may also grant any award or combination of awards authorized under the Incentive Equity Plan (including without limitation Replacement Option Rights) in exchange for the cancellation of an award that was not granted under the Incentive Equity Plan (including without limitation an award that was granted by the Company or one of its subsidiaries, or by another corporation that is acquired by the Company or a one of its subsidiaries by merger or otherwise, prior to the adoption of the Incentive Equity Plan), and any such award or combination of awards so granted under the Incentive Equity Plan may or may not cover the same number of shares of Class A Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Equity Plan had the canceled award not been granted.

     The Incentive Equity Plan may be amended from time to time by the Compensation Committee, but without further approval by the stockholders of the Company no such amendment may (i) increase the aggregate number of shares of Class A Common Stock that may be issued or transferred and covered by outstanding awards, or increase the aggregate number of Performance Units that maybe granted, thereunder or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Equity Plan.

INCENTIVE EQUITY PLAN BENEFITS

     Set forth in the table below are the numbers of nonqualified Option Rights and Deferred Shares that were granted under the Incentive Equity Plan during 1995 to Mr. Akerson, Mr. Donahue, each of the Named Executive Officers and certain groups. Option Rights and Deferred Shares were the only types of awards granted under the Incentive Equity Plan during 1995.

                   NAME AND POSITION OR GROUP                      OPTION RIGHTS     DEFERRED SHARES
-----------------------------------------------------------------  -------------     ---------------
Daniel F. Akerson
  Chairman of the Board of Directors and Chief Executive
  Officer(1)                                                                0                  0
Wayland R. Hicks
  Former Vice Chairman of the Board of Directors and Chief
  Executive Officer(2)                                                      0                  0
Dennis M. Weibling
  Former Chief Executive Officer(3)                                         0                  0
Brian D. McAuley
  Vice Chairman of the Board of Directors                                   0                  0
Morgan E. O'Brien
  Vice Chairman of the Board of Directors                                   0                  0
Timothy M. Donahue
  President and Chief Operating Officer(1)                                  0                  0
Robert S. Foosaner
  Senior Vice President                                                     0                  0
James M. Dixon
  Executive Vice President                                                  0                  0
All current executive officers, as a group                            275,000                  0
All current directors who are not executive officers, as a
  group(3)                                                                  0                  0
All current employees (including all current officers who are not
  executive officers), as a group                                     901,550                  0

---------------

     (1) These persons are also nominees for director and are the only nominees for director who are eligible to participate in the Incentive Equity Plan. These persons did not become officers of the Company until 1996.

     (2) Mr. Hicks is no longer an employee of the Company and, therefore, he is no longer eligible to participate in the Incentive Equity Plan.

     (3) The persons in this group are not eligible to participate in the Incentive Equity Plan. Mr. Weibling is now a member of this group.

     The types of awards and amounts thereof that may be granted under the Incentive Equity Plan to the above-named individuals and groups in the future are not determinable at this time.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Equity Plan based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     TAX CONSEQUENCES TO PARTICIPANTS

     Nonqualified Option Rights. In general: (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (ii) at the time of exercise of a nonqualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Class A Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Class A Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of Class A Common Stock, received pursuant to the exercise.

     Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any nonrestricted dividends received with respect to shares that are subject to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

     Deferred Shares. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Class A Common Stock on the date that the shares are actually transferred to him or her, reduced by any amount paid by him or her, and the capital gain or loss holding period for the shares will also commence on that date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Class A Common Stock received.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

     TAX CONSEQUENCES TO THE COMPANY OR A SUBSIDIARY

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income (i) meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Code Section 280G and (ii) is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

     The provisions of Section 162(m) of the Code generally disallow a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to its chief executive officer or any of its other four most highly compensated executive officers in any fiscal year, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The Compensation Committee has determined that such requirements may not necessarily be in the best interests of the Company and so has decided not to amend the Incentive Equity Plan to satisfy those requirements at this time. In any event, the Company does not anticipate having taxable income against which a deduction can be taken in the near future.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the votes of the Class A Common Stock and the Class A Preferred Stock, voting together as a class, present in person or by proxy at the Annual Meeting is required for approval of the proposed amendment to the Incentive Equity Plan.

BOARD OF DIRECTORS RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE INCENTIVE EQUITY PLAN.

                      APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 4)

     A proposal will be presented at the Annual Meeting to ratify the appointment of the firm of Deloitte & Touche LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1996. Although such ratification is not required by law, the Board of Directors believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors would be considered by the Board in determining whether to continue the engagement of Deloitte & Touche LLP. It is expected that representatives of Deloitte & Touche LLP WILL ATTEND THE ANNUAL MEETING, WITH THE OPPORTUNITY TO MAKE A STATEMENT IF THEY SO DESIRE, AND WILL BE AVAILABLE TO ANSWER APPROPRIATE QUESTIONS.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the Company's independent auditors.

                                 ANNUAL REPORT

     The Company's 1995 Annual Report to Stockholders, including financial statements for the year ended December 31, 1995, is being distributed to all stockholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the Commission. Additional copies of such report are available upon request. To obtain additional copies of such Annual Report, please contact the Company's Investor Relations Department at (201) 531-5200.

                       EXPENSE OF SOLICITATION OF PROXIES

     The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, solicitations may also be made by telephone, teletype or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing. Officers and other employees of the Company, as yet undesignated, may also request the return of proxies by telephone, telecopy or in person.

                                 OTHER BUSINESS

     It is not anticipated that any other matters will be brought before the Meeting for action. If any such other matters shall properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any stockholder of the Company who wishes to present a proposal for the inclusion in the proxy statement for action at the 1997 Annual Meeting of Stockholders must comply with the Company's By-Laws and the rules and regulations of the Commission then in effect. Such proposal must have been mailed to the Company at its principal executive offices at 201 Route 17 North, Rutherford, New Jersey 07070, Attention: Secretary, and must be received by the Company before January 20, 1997.

                                   IMPORTANT

     TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                                                       EXHIBIT A

                          NEXTEL COMMUNICATIONS, INC.

                         ASSOCIATE STOCK PURCHASE PLAN

                          NEXTEL COMMUNICATIONS, INC.

                         ASSOCIATE STOCK PURCHASE PLAN

SECTION 1. PURPOSE.

     This Associate Stock Purchase Plan (this "Plan") is intended to advance the interests of Nextel Communications, Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain employees who have the training, experience and ability to enhance the profitability of the Company and to reward employees of the Company and its subsidiaries upon whose judgment, initiative and effort the successful conduct and development of their business largely depend. It is further intended that options granted pursuant to this Plan shall constitute options granted pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2. ADMINISTRATION.

     This Plan shall be administered by a committee (the "Committee") comprised of two or more members of the Board of Directors. The members of the Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors, and each of the members of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule to the same effect. A majority of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. The interpretation and construction by the Committee of any provision of this Plan or any option granted hereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect hereto or any option granted hereunder.

     The Committee may establish any policies or procedures that in its discretion are relevant to the operation and administration of this Plan and may adopt rules for the administration of this Plan. The Committee may also engage the services of a professional plan administrator on such terms and conditions as the Committee deems appropriate for the purposes of establishing custodial accounts and holding shares of Common Stock acquired by employees upon the exercise of options granted under this Plan and otherwise operating this Plan.

SECTION 3. ELIGIBILITY.

     All full-time employees of the Company or of any subsidiary of the Company shall be offered options under this Plan to purchase shares of the Company's Class A Common Stock, par value $.001 per share ("Common Stock"), except that no employee shall be granted an option under this Plan if, immediately after the option was granted, the employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For the purposes of the foregoing, stock ownership of an individual shall be determined under the rules of Section 425(d) of the Code, and stock that an employee may purchase under outstanding options shall be treated as owned by the employee. For the purposes of this Plan, "full-time employee" shall mean an employee whose customary employment is more than 20 hours per week, and "subsidiary" shall mean any corporation that the Company controls directly or indirectly through one or more intermediaries, by ownership or 50 percent or more of the corporation's outstanding voting securities.

SECTION 4. STOCK.

     The stock covered by options granted under this Plan shall be shares of authorized but unissued or reacquired Common Stock. The aggregate number of shares of Common Stock that may be purchased under this Plan shall not exceed 5,000,000. In the event that the number of shares covered by options to be granted pursuant to any offering under this Plan exceeds the number of shares available to be purchased hereunder, the shares available to be purchased shall be allocated on a pro rata basis among the options to be granted. Shares of Common Stock covered by options that are granted under this Plan and are cancelled prior to exercise shall again be available for future grants under this Plan.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS.

     Options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, provided that all employees granted options hereunder shall have the same rights and privileges, except as otherwise provided in subparagraphs (a) and (e) of this Section 5, and provided further that such options shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. An option granted hereunder shall pertain to such number of shares of Common Stock as shall be determined by dividing
     (i) the aggregate amount of payroll deductions on behalf of the optionee during the term of the option (and, at the discretion of the Compensation Committee, the amount of any lump sum payment(s) made by or on behalf of such optionee during such term) by (ii) the "option price" (as defined in subparagraph (b) of this Section 5). An employee may authorize annual payroll deductions of not less than one percent and not more than ten percent of his or her basic compensation (and, at the discretion of the Compensation Committee, an employee also may make lump sum payment(s) to satisfy the option price for exercise of options granted under this Plan, provided that such lump sum payment(s) in any year, when combined with the relevant employee's authorized payroll deductions for such year, total at least one percent, but not more than ten percent, of his or her basic compensation). If the number of shares computed in accordance with the foregoing includes a fraction, it will be rounded down to the next whole number. Notwithstanding the foregoing, prior to any offering pursuant to this Plan, the Committee may set a maximum aggregate number of shares, subject to the aggregate Plan limitation set forth Section 4 hereof, that may be purchased upon the exercise of options granted pursuant to the offering. In the event that employees elect to be granted options to purchase shares in excess of such maximum offering limitation, the number of shares purchased by optionees upon the exercise of such options shall be reduced on a pro rata basis. For the purposes of this Plan, "basic compensation" shall mean annual base salary and, if applicable, commissions paid pursuant to any ongoing sales incentive compensation program, excluding cash bonuses and all forms of noncash compensation.

          (b) Option Price. The option price per share payable upon the exercise of an option granted under this Plan shall be an amount equal to 85 percent of the lesser of (i) the fair market value of a share of Common Stock on the date on which the option is granted or (ii) the fair market value of a share of Common Stock on the date on which the option is exercised. For the purposes of this Plan, "fair market value" shall mean the closing price of the Common Stock on the Nasdaq Stock Market on the last trading date preceding the date of grant or the date of exercise, as the case may be.

          (c) Medium and Time of Payment of Option Price. The option price shall be payable in full on the date of exercise pursuant to uniform policies and procedures established by the Committee. The funds required for such payment shall be derived by regular withholding from an optionee's basic compensation in approximately equal installments over the term of the option or, at the discretion of the Committee, by a lump-sum payment by the optionee to the Company on or before the date of exercise. Any funds withheld from an optionee's compensation in excess of the actual option price shall be refunded to the optionee. No interest shall accrue on the optionee funds held by the Company during the term of the option. An optionee shall have the right at any time to terminate such withholding, or to increase or decrease the amount thereof (subject to the limitations set forth in subparagraph (a) of this Section 5), by delivering written notice thereof to the Company within such period of time prior to the next payroll withholding date as the Committee may specify in any grant of options under this Plan. An optionee shall have the right to cancel his or her option in whole or in part, and to obtain a refund of amounts withheld from his or her compensation, by delivering written notice thereof to the Company within such period of time prior to the date of exercise as the Committee may specify in any grant of options under this Plan. Such amounts shall thereafter be paid to the optionee within a reasonable period of time. No interest shall accrue on such amounts. Any written notice provided for in this subparagraph (c) shall be addressed to such officer, employee, department or agent of the

     Company as the Committee may specify in any grant of options under this Plan and shall not be deemed to have been delivered until received by such officer, employee, department or agent.

          (d) Exercise and Term of Options. The date of exercise on which the shares of Common Stock covered by an option are to be purchased by the optionee shall be the last day of the term of the option, except as otherwise provided in this Plan. The Committee shall establish the term of each option granted hereunder, which shall not be more than one year or less than three months from the date of grant; provided, however, that all options granted to employees pursuant to any offering hereunder must be for the same term. Except to the extent that an option has been cancelled by the optionee prior to the date of exercise in accordance with subparagraph
     (c) of this Section 5, it shall be deemed automatically exercised on the date of exercise to the extent of payments received from the optionee in accordance with subparagraph (c) of this Section 5.

          (e) Accrual Limitation. No option shall permit the rights of an optionee to purchase stock under all "employee stock purchase plans" (as defined in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For the purposes of this subparagraph (e) and subparagraphs (f) - (i) of this Section 5: (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time the option is granted) for any one calendar year; and (iii) a right to purchase stock that has accrued under an option granted pursuant to this Plan may not be carried over to any other option.

          (f) Termination of Employment. In the event that an optionee shall cease to be employed by the Company or any subsidiary of the Company for any reason (including, without limitation, death or disability) before the date of exercise, his or her option shall terminate immediately upon cessation of his or her employment, and any amounts withheld from the optionee's compensation for purposes of this Plan shall be refunded. No interest shall accrue on such amounts.

          (g) Transfer of Options. No option granted under this Plan may be sold, assigned, hypothecated, pledged or otherwise transferred by operation of law or otherwise by an optionee, and no option granted under this Plan shall be subject to attachment or similar process.

          (h) Adjustments. The Committee may make or provide for such adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by outstanding options as the Committee may determine to be equitably required in order to prevent dilution or expansion of the rights of optionees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company,
     (ii) any merger, consolidation, separation, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase stock or
     (iii) any other corporate transaction or event having an effect similar to any of the foregoing. The Committee may also make or provide for such adjustments in the number or kind of shares of Common Stock or other securities that may be sold under this Plan as the Committee may determine is appropriate to reflect any transaction or event described in clause (i) of the preceding sentence.

          (i) Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to any Common Stock covered by his or her option until the date of exercise following payment in full. No adjustment shall be made for dividends or distributions of any kind or other rights for which the record date is prior to the date of exercise, except as provided in subparagraph (h) of this Section 5.

          (j) Nondistribution Purpose. Unless the shares of Common Stock covered by options granted under this Plan are registered under the Securities Act of 1933, as amended (the "Securities Act"), each option granted hereunder shall be granted on the condition that the purchases of shares of Common Stock hereunder shall not be with a view to resale or distribution or any participation therein. Resales of such shares without registration under the Securities Act may not be made unless, in the opinion of counsel for the Company, such resale is permissible under the Securities Act and any other applicable laws or applicable rules or regulations of any governmental agency.

          (k) Other Provisions. The option agreements authorized under this Plan may contain such other provisions as the Committee may deem advisable, including but not limited to a holding period of such duration as the Committee may deem appropriate before shares of Common Stock purchased upon exercise of options granted under this Plan may be resold or otherwise disposed of by the employee and such penalty as the Committee may deem appropriate for failure to satisfy any such holding period, provided that no such provision may in any way be in conflict with the terms of this Plan or Section 423 of the Code.

SECTION 6. TERM OF PLAN.

     Options may be granted under this Plan for a period of 10 years from the date on which this Plan is adopted by the Board of Directors.

SECTION 7. AMENDMENT OF PLAN.

     This Plan may be amended from time to time by the Board of Directors, but without further approval of the stockholders, no such amendment shall increase the aggregate number of shares of Common Stock that may be issued and sold hereunder (except as provided in the last sentence of subparagraph (h) of Section 5 hereof) or change the designations in Section 3 hereof of the class of employees eligible to be granted options hereunder. Furthermore, without further approval of the stockholders, this Plan may not be amended in any manner that would cause options granted hereunder to fail to meet the requirements applicable to "employee stock purchase plans" as defined in Section 423 of the Code or cause Rule 16b-3 under Section 16(b) of the Exchange Act (or any successor rule to the same effect) to cease to be applicable to this Plan.

SECTION 8. APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under this Plan shall be used for general corporate purposes.

SECTION 9. APPROVAL OF STOCKHOLDERS.

     This Plan shall not take effect until approved by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at a meeting of the holders of Common Stock at which a quorum is present. Such approval must be obtained within 12 months after the on which this Plan is adopted by the Board of Directors.

                                                                       EXHIBIT B

                          NEXTEL COMMUNICATIONS, INC.

                   AMENDED AND RESTATED INCENTIVE EQUITY PLAN
                           (AS AMENDED MAY 13, 1996)

                          NEXTEL COMMUNICATIONS, INC.

                   AMENDED AND RESTATED INCENTIVE EQUITY PLAN
                           (AS AMENDED MAY 13, 1996)

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
  1.  Purpose...........................................................................    1
  2.  Definitions.......................................................................    1
  3.  Shares and Performance Units Available under the Plan.............................    2
  4.  Option Rights.....................................................................    3
  5.  Appreciation Rights...............................................................    4
  6.  Restricted Shares.................................................................    5
  7.  Deferred Shares...................................................................    6
  8.  Performance Shares and Performance Units..........................................    6
  9.  Transferability...................................................................    7
 10.  Adjustments.......................................................................    7
 11.  Fractional Shares.................................................................    7
 12.  Withholding Taxes.................................................................    8
 13.  Participation by Employees of or Consultants to a Less-Than-80-Percent
      Subsidiary........................................................................    8
 14.  Certain Terminations of Employment or Consulting Services, Hardship and Approved
      Leaves of Absence.................................................................    8
 15.  Foreign Participants..............................................................    8
 16.  Administration of the Plan........................................................    8
 17.  Amendments and Other Matters......................................................    9

                          NEXTEL COMMUNICATIONS, INC.

                   AMENDED AND RESTATED INCENTIVE EQUITY PLAN
                           (AS AMENDED MAY 13, 1996)

     1. PURPOSE. The purpose of this Plan is to attract and retain officers and other key employees of and consultants to Nextel Communications, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan,

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right.

     "Board" means the Board of Directors of the Corporation.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the committee described in Section 16(a) of this Plan.

     "Common Shares" means (i) shares of the Class A Common Stock, par value $.001 per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an option Right or similar right.

     "Incentive Stock Option" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

     "Less-Than-80-Percent Subsidiary" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

     "Management Objectives" means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Restricted Shares.

     "Market Value per Share" means the fair market value of the Common Shares as determined by the Committee from time to time.

     "Nonqualified Option" means an Option Right that is not intended to qualify as a Tax-Qualified Option.

     "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable upon the exercise of an Option Right.

     "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-Qualified option granted pursuant to Section 4, or a Replacement Option Right granted pursuant to
Section 17(c), of this Plan.

     "Participant" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management objectives relating thereto are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "Replacement Option Right" means an Option Right granted pursuant to
Section 17(c) of this Plan in exchange for the surrender and cancellation of an option to purchase shares of another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise.

     "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

     "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

     "Spread" means, in the case of a Free-Standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the option Price specified in the related Option Right.

     "Stock Option Plan" means the Fleet Call, Inc. Stock Option Plan (as amended and restated as of July 15, 1992).

     "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

     "Tax-Qualified Option" means an Option Right that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

     3. SHARES AND PERFORMANCE UNITS AVAILABLE UNDER THE PLAN. (a)(i) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares covered by outstanding awards, except Replacement Option Rights, granted under this Plan and issued or transferred upon the exercise or payment thereof shall not in the aggregate exceed 24,000,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof and which include 19,019,778 Common Shares that have been reserved by the Board for issuance or transfer under this Plan only, the 921,859 Common Shares that remained available for issuance or transfer under the Stock Option Plan and were not covered by stock options outstanding thereunder as of July 22, 1993, and any of the 4,058,363 Common Shares that were covered by stock options outstanding under the Stock Option Plan as of July 22, 1993, and have or may become available for issuance or transfer under this Plan as a result of the cancellation or termination of any such options prior to the exercise thereof; provided, however, that the number of Common Shares issued or transferred as Restricted Shares shall not in the aggregate exceed 200,000 Common Shares, and that the number of Common Shares covered by outstanding Option Rights granted to consultants at an Option Price per Common Share that is less than the Market Value per Share on the Date of Grant and issued or transferred upon the exercise thereof shall not in the aggregate exceed 1,000,000 Common Shares, subject in each case to adjustment as provided in Section 10 of this Plan.

          (i) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares covered by Replacement Option Rights granted under this Plan during any calendar year shall not in the aggregate exceed five percent of the Common Shares outstanding on January 1 of that year.

          (ii) For the purposes of this Section 3(a):

             - Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

             - Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

     (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 500,000. Performance Units that are granted under this Plan, but are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

     4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains.

          (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that the Option Price per Common Share of a Replacement Option Right, and that the Option Price per Common Share of an Option Right granted to a consultant, may be less than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d) On or after the Date of Grant of any Nonqualified Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

          (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

          (g) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Corporation or other similar transaction or event.

          (h) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-Qualified Options or combinations thereof.

          (i) On or after the Date of Grant of any Nonqualified Option, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

          (j) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

          (k) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or
     (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

          (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

          (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the corporation or other similar transaction or event.

          (e) On or after the Date of Grant of any Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

          (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

          (h) Regarding Free-Standing Appreciation Rights only:

             (i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised;

             (iii) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary that are necessary before the Free-Standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-Standing Appreciation Rights in the event of a change in control of the Corporation or other similar transaction or event; and

             (iv) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

          (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the

     Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Corporation or other similar transaction or event.

          (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of a change in control of the Corporation or other similar transaction or event.

          (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services.

          (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

          (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

          (h) The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

          (i) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     9. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

          (a) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

     10. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 10.

     11. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     12. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     13. PARTICIPATION BY EMPLOYEES OF OR CONSULTANTS TO A LESS-THAN-80-PERCENT SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of or a consultant to a Less-Than-80-Percent Subsidiary, regardless of whether the Participant is also employed by or engaged as a consultant to the Corporation or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

     14. CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     15. FOREIGN PARTICIPANTS. In order to facilitate the making of any award or combination of awards under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by or engaged as consultants to the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

     16. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Compensation Committee of the Board, which shall be composed of not less than three members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

          (a) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     17. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee; provided, however, except as expressly authorized by this Plan, no such amendment shall increase the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) hereof, increase the number of Performance Units specified in Section 3(b) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without the further approval of the stockholders of the Corporation.

          (a) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

          (b) The Committee may grant under this Plan any award or combination of awards authorized under this Plan, including without limitation Replacement Option Rights, in exchange for the surrender and cancellation of an award that was not granted under this Plan, including without limitation an award that was granted by the Corporation or a Subsidiary, or by another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise, prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

          (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

          (d) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

          (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

                          NEXTEL COMMUNICATIONS, INC.
                 ANNUAL MEETING OF STOCKHOLDERS, JUNE 18, 1996
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS. The undersigned hereby appoints Thomas J. Sidman, John Willmoth and Lisa A. Zappala, and each of them, as Proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated below and in accordance with their judgment upon any other matter properly presented, all the shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), of Nextel Communications, Inc. (the "Company") held of record by the undersigned at the close of business on May 10, 1996, at the Annual Meeting of Stockholders to be held on June 18, 1996 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS OF THE COMPANY, FOR THE ADOPTION OF THE COMPANY'S ASSOCIATE STOCK PURCHASE PLAN, FOR THE AMENDMENT OF THE COMPANY'S INCENTIVE EQUITY PLAN AND FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1996.

Should any nominee decline or be unable to accept such nomination to serve as a director, an event that the Company does not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number or for substitute nominees designated by the Board of Directors.

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

_____  PLEASE MARK YOUR
  X    VOTES AS INDICATED
_____  IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR proposals 2, 3 and 4.
                                                FOR     WITHHELD
1.  Election of Directors to serve until the   _____      _____
    1999 Annual Meeting of Stockholders.
    Nominees:   Robert Cooper                  _____      _____
                Daniel F. Akerson
                Timothy M. Donahue

FOR, except vote withheld from for the following nominee(s):

____________________________________________________________

                                                FOR     AGAINST     ABSTAIN
2.  The proposal to adopt the                  _____     _____       _____
    Company's Associate Stock
    Purchase Plan, as described                _____     _____       _____
    in the Proxy Statement.

                                                FOR     AGAINST     ABSTAIN
3.  The proposal to approve the                _____     _____       _____
    amendment to the Company's
    Incentive Equity Plan, as                  _____     _____       _____
    described in the Proxy Statement.

                                                FOR     AGAINST     ABSTAIN
4.  The proposal to ratify the                 _____     _____       _____
    appointment of Deloitte &
    Touche LLP as the Company's                _____     _____       _____
    independent auditors for fiscal
    year 1996.

_____
      Please indicate by a check mark whether you plan to attend the _____ Annual Meeting of Stockholders.

Please sign your name below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title or capacity. If a corporation, please sign in corporate name by an authorized officer and give title. If a partnership, please sign in partnership name by an authorized person.

_______________________________________________________________________________
                           PRINT NAME OF STOCKHOLDER

_______________________________________________________________________________
SIGNATURE(S)                                              DATE